Exhibit 99.2

CITIGROUP - QUARTERLY FINANCIAL DATA SUPPLEMENT	3Q18

Page
Citigroup Consolidated
Financial Summary	1
Consolidated Statement of Income	2
Consolidated Balance Sheet	3
Segment Detail
Net Revenues	4
Income & Regional Average Assets and ROA	5

Global Consumer Banking (GCB)	6
Retail Banking and Cards Key Indicators	7
North America	8 - 10
Latin America(1)	11 - 12
Asia(2)	13 - 14
Institutional Clients Group (ICG)	15
Revenues by Business	16

Corporate / Other	17
Consumer Key Indicators	18

Citigroup Supplemental Detail
Average Balances and Interest Rates	19
Deposits	20
Loans	21
Consumer Loan Delinquency Amounts and Ratios
90+ Days	22
30-89 Days	23
Allowance for Credit Losses	24 - 25
Components of Provision for Loan Losses	26
Non-Accrual Assets	27

CET1 Capital and Supplementary Leverage Ratios, Tangible Common Equity, Book Value Per Share and Tangible Book Value Per Share	28

(1)                 Latin America GCB consists of Citi’s consumer banking operations in Mexico.

(2)                 Asia GCB includes the results of operations of GCB activities in certain EMEA countries for all periods presented.

CITIGROUP — FINANCIAL SUMMARY (In millions of dollars, except per share amounts, and as otherwise noted)

						3Q18 Increase/		Nine	Nine	YTD 2018 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2017 Increase/
	2017	2017(1)	2018	2018	2018	2Q18	3Q17	2017	2018	(Decrease)

Total Revenues, Net of Interest Expense	$18,419	$17,504	$18,872	$18,469	$18,389	—	—	$54,940	$55,730	1%
Total Operating Expenses	10,417	10,332	10,925	10,712	10,311	(4)%	(1)%	31,900	31,948	—
Net Credit Losses (NCLs)	1,777	1,880	1,867	1,704	1,756	3%	(1)%	5,196	5,327	3%
Credit Reserve Build / (Release)	369	136	(64)	91	150	65%	(59)%	291	177	(39)%
Provision / (Release) for Unfunded Lending Commitments	(175)	29	28	(4)	42	NM	NM	(190)	66	NM
Provision for Benefits and Claims	28	28	26	21	26	24%	(7)%	81	73	(10)%
Provisions for Credit Losses and for Benefits and Claims	$1,999	$2,073	$1,857	$1,812	$1,974	9%	(1)%	$5,378	$5,643	5%
Income from Continuing Operations before Income Taxes	$6,003	$5,099	$6,090	$5,945	$6,104	3%	2%	$17,662	$18,139	3%
Income Taxes (Benefits)	1,866	23,864	1,441	1,444	1,471	2%	(21)%	5,524	4,356	(21)%
Income (Loss) from Continuing Operations	$4,137	$(18,765)	$4,649	$4,501	$4,633	3%	12%	$12,138	$13,783	14%
Income (Loss) from Discontinued Operations, net of Taxes	(5)	(109)	(7)	15	(8)	NM	(60)%	(2)	—	100%
Net Income (Loss) before Noncontrolling Interests	$4,132	$(18,874)	$4,642	$4,516	$4,625	2%	12%	$12,136	$13,783	14%
Net Income Attributable to Noncontrolling Interests	(1)	19	22	26	3	(88)%	NM	41	51	24%
Citigroup’s Net Income (Loss)	$4,133	$(18,893)	$4,620	$4,490	$4,622	3%	12%	$12,095	$13,732	14%

Diluted Earnings Per Share:
Income (Loss) from Continuing Operations	$1.42	$(7.33)	$1.68	$1.62	$1.74	7%	23%	$4.05	$5.04	24%
Citigroup’s Net Income (Loss)	$1.42	$(7.38)	$1.68	$1.63	$1.73	6%	22%	$4.05	$5.04	24%
Shares (in millions):
Average Basic	2,683.6	2,606.2	2,561.6	2,530.9	2,479.8	(2)%	(8)%	2,729.3	2,524.1	(8)%
Average Diluted	2,683.7	2,606.2	2,563.0	2,532.3	2,481.4	(2)%	(8)%	2,729.5	2,525.5	(7)%
Common Shares Outstanding, at period end	2,644.0	2,569.9	2,549.9	2,516.6	2,442.1	(3)%	(8)%

Preferred Dividends	$272	$320	$272	$318	$270	(15)%	(1)%	$893	$860	(4)%

Income Allocated to Unrestricted Common Shareholders - Basic
Income (Loss) from Continuing Operations	$3,813	$(19,116)	$4,304	$4,108	$4,309	5%	13%	$11,048	$12,721	15%
Citigroup’s Net Income (Loss)	$3,808	$(19,225)	$4,297	$4,123	$4,301	4%	13%	$11,046	$12,721	15%

Income Allocated to Unrestricted Common Shareholders - Diluted
Income (Loss) from Continuing Operations	$3,813	$(19,116)	$4,304	$4,108	$4,309	5%	13%	$11,048	$12,721	15%
Citigroup’s Net Income (Loss)	$3,808	$(19,225)	$4,297	$4,123	$4,301	4%	13%	$11,046	$12,721	15%

Regulatory Capital Ratios and Performance Metrics:
Common Equity Tier 1 (CET1) Capital Ratio (2) (3)	12.98%	12.36%	12.05%	12.14%	11.8%
Tier 1 Capital Ratio(2) (3)	14.61%	14.06%	13.67%	13.77%	13.4%
Total Capital Ratio(2) (3)	16.95%	16.30%	16.01%	16.31%	15.9%
Supplementary Leverage Ratio(3) (4)	7.11%	6.68%	6.71%	6.60%	6.5%
Return on Average Assets	0.87%	(3.93)%	0.98%	0.94%	0.95%			0.87%	0.96%
Return on Average Common Equity	7.3%	(37.5)%	9.7%	9.2%	9.6%			7.2%	9.5%
Efficiency Ratio (Total Operating Expenses/Total Revenues, net)	56.6%	59.0%	57.9%	58.0%	56.1%			58.1%	57.3%

Balance Sheet Data (in billions of dollars, except per share amounts):
Total Assets	$1,889.1	$1,842.5	$1,922.1	$1,912.3	$1,925.2	1%	2%
Total Average Assets	1,892.3	1,909.7	1,904.2	1,917.1	1,922.8	—	2%	$1,864.0	$1,914.7	3%
Total Deposits	964.0	959.8	1,001.2	996.7	1,005.2	1%	4%
Citigroup’s Stockholders’ Equity(5)	227.6	200.7	201.9	200.1	197.0	(2)%	(13)%
Book Value Per Share	78.81	70.62	71.67	71.95	72.88	1%	(8)%
Tangible Book Value Per Share (6)	68.55	60.16	61.02	61.29	61.91	1%	(10)%

Direct Staff (in thousands)	213	209	209	205	206	—	(3)%

(1)                 4Q17 includes the $22.6 billion impact related to the enactment of the Tax Cuts and Jobs Act (Tax Reform), which was signed into law on December 22, 2017. The $22.6 billion increase in income taxes from Tax Reform was recorded in North America GCB ($0.8 billion), ICG ($2.0 billion) and Corporate/Other ($19.8 billion). The final impact of Tax Reform may differ from these estimates, due to, among other things, changes in assumptions made by Citigroup and additional guidance that may be issued by the U.S. Department of the Treasury.

(2)                   For all periods presented, Citi’s reportable CET1 Capital and Tier 1 Capital ratios were derived under the U.S. Basel III Standardized Approach, whereas Citi’s reportable Total Capital ratios were derived under the U.S. Basel III Advanced Approaches framework.  The reportable ratios represent the lower of each of the three risk-based capital ratios (CET1 Capital, Tier 1 Capital and Total Capital) under both the Standardized Approach and the Advanced Approaches under the Collins Amendment.  Citigroup’s risk-based capital ratios reflect full implementation of the U.S. Basel III rules for all periods. As of December 31, 2017 and for all prior periods, these ratios are non-GAAP financial measures, which reflect full implementation of regulatory capital adjustments and deductions prior to the effective date of January 1, 2018. For the composition of Citi’s CET1 Capital and ratio, see page 28.

(3)                   September 30, 2018 is preliminary.

(4)                   Citigroup’s Supplementary Leverage Ratio (SLR) reflects full implementation of the U.S. Basel III rules for all periods. As of December 31, 2017 and for all prior periods, this ratio is a non-GAAP financial measure, which reflects full implementation of regulatory capital adjustments and deductions prior to the effective date of January 1, 2018. For the composition of Citi’s SLR, see page 28.

(5)                   Citi early adopted ASU No. 2018-02, Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income as of December 31, 2017. The ASU allows a reclassification from Accumulated other comprehensive income (loss) (AOCI) to Retained earnings for the deferred taxes previously recorded in AOCI that exceed the current federal tax rate of 21% resulting from the newly enacted corporate tax rate as part of Tax Reform. The effect of adopting the ASU resulted in an increase of $3,304 million to Retained earnings at December 31, 2017 due to the reclassification of AOCI to Retained earnings.

(6)                   Tangible book value per share is a non-GAAP financial measure. For a reconciliation of this measure to reported results, see page 28.

Note:  Ratios and variance percentages are calculated based on the displayed amounts. Due to averaging and roundings, quarterly earnings per share may not sum to the YTD totals.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME (In millions of dollars)

						3Q18 Increase/		Nine	Nine	YTD 2018 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2017 Increase/
	2017	2017	2018	2018	2018	2Q18	3Q17	2017	2018	(Decrease)
Revenues
Interest revenue	$15,914	$15,850	$16,332	$17,550	$18,170	4%	14%	$45,729	$52,052	14%
Interest expense	4,379	4,537	5,160	5,885	6,368	8%	45%	11,981	17,413	45%
Net interest revenue	11,535	11,313	11,172	11,665	11,802	1%	2%	33,748	34,639	3%

Commissions and fees	3,241	3,155	3,030	3,111	2,803	(10)%	(14)%	9,552	8,944	(6)%
Principal transactions	2,248	1,490	3,289	2,151	2,566	19%	14%	7,985	8,006	—
Administrative and other fiduciary fees	929	912	905	934	911	(2)%	(2)%	2,672	2,750	3%
Realized gains (losses) on investments	213	152	170	102	69	(32)%	(68)%	626	341	(46)%
Other-than-temporary impairment losses on investments and other assets	(15)	(16)	(28)	(15)	(70)	NM	NM	(47)	(113)	NM
Other revenue	268	498	334	521	308	(41)%	15%	404	1,163	NM
Total non-interest revenues	6,884	6,191	7,700	6,804	6,587	(3)%	(4)%	21,192	21,091	—
Total revenues, net of interest expense	18,419	17,504	18,872	18,469	18,389	—	—	54,940	55,730	1%

Provisions for Credit Losses and for Benefits and Claims

Net credit losses	1,777	1,880	1,867	1,704	1,756	3%	(1)%	5,196	5,327	3%
Credit reserve build / (release)	369	136	(64)	91	150	65%	(59)%	291	177	(39)%
Provision for loan losses	2,146	2,016	1,803	1,795	1,906	6%	(11)%	5,487	5,504	—
Provision for Policyholder benefits and claims	28	28	26	21	26	24%	(7)%	81	73	(10)%
Provision for unfunded lending commitments	(175)	29	28	(4)	42	NM	NM	(190)	66	NM
Total provisions for credit losses and for benefits and claims	1,999	2,073	1,857	1,812	1,974	9%	(1)%	5,378	5,643	5%

Operating Expenses
Compensation and benefits	5,304	4,880	5,807	5,452	5,319	(2)%	—	16,301	16,578	2%
Premises and Equipment	608	621	593	570	565	(1)%	(7)%	1,832	1,728	(6)%
Technology / communication expense	1,764	1,787	1,758	1,797	1,806	1%	2%	5,122	5,361	5%
Advertising and marketing expense	417	386	381	411	378	(8)%	(9)%	1,222	1,170	(4)%
Other operating	2,324	2,658	2,386	2,482	2,243	(10)%	(3)%	7,423	7,111	(4)%
Total operating expenses	10,417	10,332	10,925	10,712	10,311	(4)%	(1)%	31,900	31,948	—

Income from Continuing Operations before Income Taxes	6,003	5,099	6,090	5,945	6,104	3%	2%	17,662	18,139	3%
Provision (benefits) for income taxes	1,866	23,864	1,441	1,444	1,471	2%	(21)%	5,524	4,356	(21)%

Income (Loss) from Continuing Operations	4,137	(18,765)	4,649	4,501	4,633	3%	12%	12,138	13,783	14%
Discontinued Operations
Income (Loss) from Discontinued Operations	(9)	(100)	(7)	(2)	(8)	NM	11%	(4)	(17)	NM
Provision (benefits) for income taxes	(4)	9	—	(17)	—	100%	100%	(2)	(17)	NM
Income (Loss) from Discontinued Operations, net of taxes	(5)	(109)	(7)	15	(8)	NM	(60)%	(2)	—	100%

Net Income (Loss) before Noncontrolling Interests	4,132	(18,874)	4,642	4,516	4,625	2%	12%	12,136	13,783	14%

Net Income (Loss) attributable to noncontrolling interests	(1)	19	22	26	3	(88)%	NM	41	51	24%
Citigroup’s Net Income (Loss)	$4,133	$(18,893)	$4,620	$4,490	$4,622	3%	12%	$12,095	$13,732	14%

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET (In millions of dollars)

						3Q18 Increase/
	September 30,	December 31,	March 31,	June 30,	September 30,	(Decrease) from
	2017	2017	2018	2018	2018 (1)	2Q18	3Q17
Assets
Cash and due from banks (including segregated cash and other deposits)	$22,604	$23,775	$21,850	$21,077	$25,727	22%	14%
Deposits with banks	163,505	156,741	180,854	179,825	173,559	(3)%	6%
Fed funds sold and securities borr’d or purch under agree. to resell	252,608	232,478	257,887	265,526	280,941	6%	11%
Brokerage receivables	38,076	38,384	46,572	36,977	40,679	10%	7%
Trading account assets	260,151	252,790	268,808	262,949	257,502	(2)%	(1)%
Investments
Available-for-sale and non-marketable equity securities(2)	303,147	298,970	299,479	296,819	292,264	(2)%	(4)%
Held-to-maturity	51,527	53,320	52,492	52,897	53,249	1%	3%
Total Investments	354,674	352,290	351,971	349,716	345,513	(1)%	(3)%
Loans, net of unearned income
Consumer	325,576	333,656	325,084	323,632	325,469	1%	—
Corporate	327,607	333,378	347,854	347,548	349,440	1%	7%
Loans, net of unearned income	653,183	667,034	672,938	671,180	674,909	1%	3%
Allowance for loan losses	(12,366)	(12,355)	(12,354)	(12,126)	(12,336)	(2)%	—
Total loans, net	640,817	654,679	660,584	659,054	662,573	1%	3%
Goodwill	22,345	22,256	22,659	22,058	22,187	1%	(1)%
Intangible assets (other than MSRs)	4,732	4,588	4,450	4,729	4,598	(3)%	(3)%
Mortgage servicing rights (MSRs)	553	558	587	596	618	4%	12%
Other assets	129,068	103,926	105,882	109,827	111,268	1%	(14)%
Total assets	$1,889,133	$1,842,465	$1,922,104	$1,912,334	$1,925,165	1%	2%

Liabilities
Non-interest-bearing deposits in U.S. offices	$127,220	$126,880	$125,332	$117,473	$111,446	(5)%	(12)%
Interest-bearing deposits in U.S. offices	315,556	318,613	327,872	337,228	351,291	4%	11%
Total U.S. Deposits	442,776	445,493	453,204	454,701	462,737	2%	5%
Non-interest-bearing deposits in offices outside the U.S.	84,178	87,440	90,477	86,241	83,200	(4)%	(1)%
Interest-bearing deposits in offices outside the U.S.	437,084	426,889	457,538	455,788	459,239	1%	5%
Total International Deposits	521,262	514,329	548,015	542,029	542,439	—	4%

Total deposits	964,038	959,822	1,001,219	996,730	1,005,176	1%	4%
Fed funds purch and securities loaned or sold under agree. to repurch.	161,282	156,277	171,759	177,828	175,915	(1)%	9%
Brokerage payables	63,205	61,342	69,685	67,672	73,346	8%	16%
Trading account liabilities	139,530	125,170	143,961	140,745	147,652	5%	6%
Short-term borrowings	38,149	44,452	36,094	37,233	33,770	(9)%	(11)%
Long-term debt	232,673	236,709	237,938	236,822	235,270	(1)%	1%
Other liabilities(2)	61,634	57,021	58,582	54,336	56,173	3%	(9)%
Total liabilities	$1,660,511	$1,640,793	$1,719,238	$1,711,366	$1,727,302	1%	4%

Equity
Stockholders’ equity(3)
Preferred stock	$19,253	$19,253	$19,156	$19,035	$19,035	—	(1)%
Common stock	31	31	31	31	31	—	—
Additional paid-in capital	107,896	108,008	107,599	107,724	107,825	—	—
Retained earnings(3)	155,174	138,425	141,863	145,211	148,436	2%	(4)%
Treasury stock	(24,829)	(30,309)	(32,115)	(34,413)	(39,678)	(15)%	(60)%
Accumulated other comprehensive income (loss)(3)	(29,891)	(34,668)	(34,619)	(37,494)	(38,645)	(3)%	(29)%
Total common equity	$208,381	$181,487	$182,759	$181,059	$177,969	(2)%	(15)%

Total Citigroup stockholders’ equity	$227,634	$200,740	$201,915	$200,094	$197,004	(2)%	(13)%
Noncontrolling interests	988	932	951	874	859	(2)%	(13)%
Total equity	228,622	201,672	202,866	200,968	197,863	(2)%	(13)%
Total liabilities and equity	$1,889,133	$1,842,465	$1,922,104	$1,912,334	$1,925,165	1%	2%

(1)                   Preliminary.

(2)                   Includes allowance for credit losses for unfunded lending commitments.  See page 24 for amounts by period.

(3)                   See footnote 5 on page 1.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

SEGMENT DETAIL NET REVENUES (In millions of dollars)

						3Q18 Increase/		Nine	Nine	YTD 2018 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2017 Increase/
	2017	2017	2018	2018	2018	2Q18	3Q17	2017	2018	(Decrease)

Global Consumer Banking
North America	$5,197	$5,182	$5,157	$5,004	$5,129	2%	(1)%	$15,088	$15,290	1%
Latin America	1,388	1,359	1,347	1,381	1,670	21%	20%	3,863	4,398	14%
Asia(1)	1,885	1,908	1,929	1,865	1,855	(1)%	(2)%	5,438	5,649	4%
Total	8,470	8,449	8,433	8,250	8,654	5%	2%	24,389	25,337	4%

Institutional Clients Group
North America	3,709	3,046	3,265	3,511	3,329	(5)%	(10)%	10,877	10,105	(7)%
EMEA	2,703	2,441	3,167	3,043	2,927	(4)%	8%	8,438	9,137	8%
Latin America	1,099	1,031	1,210	1,162	1,055	(9)%	(4)%	3,354	3,427	2%
Asia	1,919	1,786	2,206	1,975	1,930	(2)%	1%	5,501	6,111	11%
Total	9,430	8,304	9,848	9,691	9,241	(5)%	(2)%	28,170	28,780	2%

Corporate / Other	519	751	591	528	494	(6)%	(5)%	2,381	1,613	(32)%

Total Citigroup - Net Revenues	$18,419	$17,504	$18,872	$18,469	$18,389	—	—	$54,940	$55,730	1%

(1)                   Asia GCB includes the results of operations of GCB activities in certain EMEA countries for all periods presented.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

SEGMENT DETAIL INCOME (In millions of dollars)

						3Q18 Increase/		Nine	Nine	YTD 2018 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2017 Increase/
	2017	2017(1)	2018	2018	2018	2Q18	3Q17	2017	2018	(Decrease)

Income (Loss) from Continuing Operations:

Global Consumer Banking
North America	$642	$77	$838	$719	$850	18%	32%	$1,913	$2,407	26%
Latin America	169	165	183	200	334	67%	98%	445	717	61%
Asia (2)	359	340	373	360	383	6%	7%	938	1,116	19%
Total	1,170	582	1,394	1,279	1,567	23%	34%	3,296	4,240	29%

Institutional Clients Group
North America	1,298	(1,108)	857	1,028	870	(15)%	(33)%	3,463	2,755	(20)%
EMEA	753	431	1,113	987	972	(2)%	29%	2,401	3,072	28%
Latin America	388	333	491	514	541	5%	39%	1,211	1,546	28%
Asia	623	557	868	708	734	4%	18%	1,778	2,310	30%
Total	3,062	213	3,329	3,237	3,117	(4)%	2%	8,853	9,683	9%

Corporate / Other	(95)	(19,560)	(74)	(15)	(51)	NM	46%	(11)	(140)	NM

Income (Loss) From Continuing Operations	$4,137	$(18,765)	$4,649	$4,501	$4,633	3%	12%	$12,138	$13,783	14%

Discontinued Operations	(5)	(109)	(7)	15	(8)	NM	(60)%	(2)	—	100%

Net Income Attributable to Noncontrolling Interests	(1)	19	22	26	3	(88)%	NM	41	51	24%

Total Citigroup - Net Income (Loss)	$4,133	$(18,893)	$4,620	$4,490	$4,622	3%	12%	$12,095	$13,732	14%

Average Assets (in billions of dollars)
North America	$993	$1,006	$971	$979	$998	2%	1%	$980	$983	—
EMEA(2)	329	334	363	375	358	(5)%	9%	327	365	12%
Latin America	131	128	129	127	126	(1)%	(4)%	128	127	(1)%
Asia(2)	337	340	348	342	344	1%	2%	329	345	5%
Corporate / Other	102	102	93	94	97	3%	(5)%	100	95	(5)%
Total	$1,892	$1,910	$1,904	$1,917	$1,923	—	2%	$1,864	$1,915	3%

Return on Average Assets (ROA) on Net Income (Loss)
North America	0.78%	(0.41)%	0.71%	0.72%	0.70%			0.73%	0.71%
EMEA(2)	0.89%	0.50%	1.23%	1.04%	1.07%			0.96%	1.11%
Latin America	1.68%	1.54%	2.12%	2.25%	2.76%			1.72%	2.38%
Asia(2)	1.15%	1.04%	1.44%	1.25%	1.27%			1.10%	1.32%
Corporate/Other	(0.32)%	(76.53)%	(0.38)%	(0.06)%	(0.27)%			0.00%	(0.23)%
Total	0.87%	(3.93)%	0.98%	0.94%	0.95%			0.87%	0.96%

(1)                   See footnote 1 on page 1.

(2)                   Asia GCB includes the results of operations of GCB activities in certain EMEA countries for all periods presented.

NM Not meaningful.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER BANKING Page 1 (In millions of dollars, except as otherwise noted)

						3Q18 Increase/		Nine	Nine	YTD 2018 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2017 Increase/
	2017	2017(1)	2018	2018	2018	2Q18	3Q17	2017	2018	(Decrease)

Net Interest Revenue	$7,071	$7,015	$6,980	$7,019	$7,236	3%	2%	$20,410	$21,235	4%
Non-Interest Revenue	1,399	1,434	1,453	1,231	1,418	15%	1%	3,979	4,102	3%
Total Revenues, Net of Interest Expense	8,470	8,449	8,433	8,250	8,654	5%	2%	24,389	25,337	4%
Total Operating Expenses	4,452	4,563	4,681	4,655	4,661	—	5%	13,440	13,997	4%
Net Credit Losses	1,704	1,640	1,736	1,726	1,714	(1)%	1%	4,922	5,176	5%
Credit Reserve Build / (Release)	486	177	144	154	186	21%	(62)%	788	484	(39)%
Provision for Unfunded Lending Commitments	(5)	(2)	(1)	3	6	100%	NM	—	8	NM
Provision for Benefits and Claims	28	36	26	22	27	23%	(4)%	80	75	(6)%
Provisions for Credit Losses and for Benefits and Claims (LLR & PBC)	2,213	1,851	1,905	1,905	1,933	1%	(13)%	5,790	5,743	(1)%
Income from Continuing Operations before Taxes	1,805	2,035	1,847	1,690	2,060	22%	14%	5,159	5,597	8%
Income Taxes (2)	635	1,453	453	411	493	20%	(22)%	1,863	1,357	(27)%
Income from Continuing Operations	1,170	582	1,394	1,279	1,567	23%	34%	3,296	4,240	29%
Noncontrolling Interests	2	2	2	1	1	—	(50)%	7	4	(43)%
Net Income	$1,168	$580	$1,392	$1,278	$1,566	23%	34%	$3,289	$4,236	29%
EOP Assets (in billions of dollars)	$419	$428	$423	$422	$427	1%	2%
Average Assets (in billions of dollars)	$421	$423	$423	$417	$424	2%	1%	$415	$421	1%
Return on Average Assets (ROA)	1.10%	0.54%	1.33%	1.23%	1.47%			1.06%	1.35%
Efficiency Ratio	53%	54%	56%	56%	54%			55%	55%

Net Credit Losses as a % of Average Loans	2.26%	2.15%	2.30%	2.28%	2.22%			2.24%	2.27%

Revenue by Business
Retail Banking	$3,521	$3,458	$3,471	$3,489	$3,717	7%	6%	$10,024	$10,677	7%
Cards (3)	4,949	4,991	4,962	4,761	4,937	4%	—	14,365	14,660	2%
Total	$8,470	$8,449	$8,433	$8,250	$8,654	5%	2%	$24,389	$25,337	4%

Net Credit Losses by Business
Retail Banking	$300	$243	$232	$228	$243	7%	(19)%	$780	$703	(10)%
Cards (3)	1,404	1,397	1,504	1,498	1,471	(2)%	5%	4,142	4,473	8%
Total	$1,704	$1,640	$1,736	$1,726	$1,714	(1)%	1%	$4,922	$5,176	5%

Income from Continuing Operations by Business
Retail Banking	$546	$358	$524	$580	$666	15%	22%	$1,298	$1,770	36%
Cards (3)	624	224	870	699	901	29%	44%	1,998	2,470	24%
Total	$1,170	$582	$1,394	$1,279	$1,567	23%	34%	$3,296	$4,240	29%

Foreign Currency (FX) Translation Impact:
Total Revenue - as Reported	$8,470	$8,449	$8,433	$8,250	$8,654	5%	2%	$24,389	$25,337	4%
Impact of FX Translation (4)	(106)	(30)	(111)	10	—			(11)	—
Total Revenues - Ex-FX (4)	$8,364	$8,419	$8,322	$8,260	$8,654	5%	3%	$24,378	$25,337	4%

Total Operating Expenses - as Reported	$4,452	$4,563	$4,681	$4,655	$4,661	—	5%	$13,440	$13,997	4%
Impact of FX Translation (4)	(53)	(23)	(63)	(2)	—			15	—
Total Operating Expenses - Ex-FX (4)	$4,399	$4,540	$4,618	$4,653	$4,661	—	6%	$13,455	$13,997	4%

Total Provisions for LLR & PBC - as Reported	$2,213	$1,851	$1,905	$1,905	$1,933	1%	(13)%	$5,790	$5,743	(1)%
Impact of FX Translation (4)	(23)	(1)	(13)	6	—			(12)	—
Total Provisions for LLR & PBC - Ex-FX (4)	$2,190	$1,850	$1,892	$1,911	$1,933	1%	(12)%	$5,778	$5,743	(1)%

Net Income - as Reported	$1,168	$580	$1,392	$1,278	$1,566	23%	34%	$3,289	$4,236	29%
Impact of FX Translation (4)	(18)	(4)	(27)	3	—			(9)	—
Net Income - Ex-FX (4)	$1,150	$576	$1,365	$1,281	$1,566	22%	36%	$3,280	$4,236	29%

(1)         See footnote 1 on page 1.

(2)         Income taxes in the fourth quarter of 2017 includes $750 million related to Tax Reform and is reflected in North America Retail Banking ($105 million) and North America Cards ($645 million).

(3)         Includes both Citi-Branded Cards and Citi Retail Services.

(4)         Reflects the impact of foreign currency (FX) translation into U.S. Dollars at the third quarter of 2018 and year-to-date 2018 average exchange rates for all periods presented. Citigroup’s results of operations excluding the impact of FX translation are non-GAAP financial measures.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER BANKING Page 2

						3Q18 Increase/
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2017	2017	2018	2018	2018	2Q18	3Q17

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	2,474	2,451	2,433	2,428	2,417	—	(2)%
Accounts (in millions)	53.2	52.9	53.2	53.9	54.0	—	2%
Average Deposits	$308.1	$306.5	$308.9	$305.8	$307.2	—	—
Investment Sales	$25.3	$23.7	$27.1	$23.9	$23.7	(1)%	(6)%
Investment Assets under Management (AUMs)	$158.2	$160.9	$163.5	$162.7	$169.0	4%	7%
Average Loans	$144.3	$145.1	$147.1	$145.6	$145.9	—	1%
EOP Loans:
Mortgages	$81.4	$81.7	$82.1	$80.5	$80.9	—	(1)%
Commercial Banking	35.5	36.3	36.8	36.5	37.2	2%	5%
Personal and Other	27.3	27.9	28.5	28.1	28.7	2%	5%
EOP Loans	$144.2	$145.9	$147.4	$145.1	$146.8	1%	2%

Total Net Interest Revenue (in millions) (1)	$2,383	$2,345	$2,356	$2,425	$2,424	—	2%
As a % of Average Loans	6.55%	6.41%	6.50%	6.68%	6.59%

Net Credit Losses (in millions)	$300	$243	$232	$228	$243	7%	(19)%
As a % of Average Loans	0.82%	0.66%	0.64%	0.63%	0.66%
Loans 90+ Days Past Due (in millions) (2)	$489	$515	$493	$500	$508	2%	4%
As a % of EOP Loans	0.34%	0.35%	0.34%	0.35%	0.35%
Loans 30-89 Days Past Due (in millions) (2)	$805	$822	$830	$754	$857	14%	6%
As a % of EOP Loans	0.56%	0.57%	0.57%	0.52%	0.58%

Cards Key Indicators (in millions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	141.2	141.7	140.3	140.2	141.3	1%	—
Purchase Sales (in billions)	$124.9	$136.3	$121.7	$133.6	$134.9	1%	8%

Average Loans (in billions) (3)	$155.4	$158.2	$159.2	$157.5	$160.9	2%	4%
EOP Loans (in billions) (3)	$156.6	$164.9	$156.6	$160.9	$162.2	1%	4%
Average Yield (4)	12.87%	12.70%	12.98%	13.09%	13.37%
Total Net Interest Revenue (5)	$4,688	$4,651	$4,615	$4,594	$4,812	5%	3%
As a % of Average Loans (5)	11.97%	11.66%	11.76%	11.70%	11.87%
Net Credit Losses	$1,404	$1,397	$1,504	$1,498	$1,471	(2)%	5%
As a % of Average Loans	3.58%	3.50%	3.83%	3.81%	3.63%
Net Credit Margin (6)	$3,542	$3,569	$3,451	$3,263	$3,467	6%	(2)%
As a % of Average Loans (6)	9.04%	8.95%	8.79%	8.31%	8.55%
Loans 90+ Days Past Due	$1,790	$1,963	$1,886	$1,845	$1,896	3%	6%
As a % of EOP Loans	1.14%	1.19%	1.20%	1.15%	1.17%
Loans 30-89 Days Past Due	$1,958	$1,940	$1,880	$1,804	$2,033	13%	4%
As a % of EOP Loans	1.25%	1.18%	1.20%	1.12%	1.25%

(1)     Also includes net interest revenue related to the average deposit balances in excess of the average loan portfolio.

(2)     The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies. See footnote 2 on page 9.

(3)     Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(4)     Average yield is gross interest revenue earned on loans divided by average loans.

(5)     Net interest revenue includes certain fees that are recorded as interest revenue.

(6)     Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER BANKING NORTH AMERICA Page 1 (In millions of dollars, except as otherwise noted)

						3Q18 Increase/		Nine	Nine	YTD 2018 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2017 Increase/
	2017	2017(1)	2018	2018	2018	2Q18	3Q17	2017	2018	(Decrease)

Net Interest Revenue	$4,825	$4,805	$4,750	$4,780	$4,984	4%	3%	$14,074	$14,514	3%
Non-Interest Revenue	372	377	407	224	145	(35)%	(61)%	1,014	776	(23)%
Total Revenues, Net of Interest Expense	5,197	5,182	5,157	5,004	5,129	2%	(1)%	15,088	15,290	1%
Total Operating Expenses	2,482	2,568	2,645	2,666	2,668	—	7%	7,677	7,979	4%
Net Credit Losses	1,239	1,186	1,296	1,278	1,242	(3)%	—	3,610	3,816	6%
Credit Reserve Build / (Release)	463	153	123	115	116	1%	(75)%	716	354	(51)%
Provision for Unfunded Lending Commitments	(3)	(2)	(4)	2	5	NM	NM	6	3	(50)%
Provision for Benefits and Claims	9	10	6	5	5	—	(44)%	23	16	(30)%
Provisions for Loan Losses and for Benefits and Claims	1,708	1,347	1,421	1,400	1,368	(2)%	(20)%	4,355	4,189	(4)%
Income from Continuing Operations before Taxes	1,007	1,267	1,091	938	1,093	17%	9%	3,056	3,122	2%
Income Taxes (2)	365	1,190	253	219	243	11%	(33)%	1,143	715	(37)%
Income from Continuing Operations	642	77	838	719	850	18%	32%	1,913	2,407	26%
Noncontrolling Interests	—	(1)	—	—	—	—	—	—	—	—
Net Income	$642	$78	$838	$719	$850	18%	32%	$1,913	$2,407	26%
Average Assets (in billions)	$250	$254	$248	$244	$249	2%	—	$246	$247	—
Return on Average Assets	1.02%	0.12%	1.37%	1.18%	1.35%			1.04%	1.30%
Efficiency Ratio	48%	50%	51%	53%	52%			51%	52%

Net Credit Losses as a % of Average Loans	2.63%	2.48%	2.77%	2.72%	2.56%			2.62%	2.68%

Revenue by Business
Retail Banking	$1,366	$1,349	$1,307	$1,348	$1,329	(1)%	(3)%	$3,916	$3,984	2%
Citi-Branded Cards	2,178	2,225	2,232	2,062	2,108	2%	(3)%	6,353	6,402	1%
Citi Retail Services	1,653	1,608	1,618	1,594	1,692	6%	2%	4,819	4,904	2%
Total	$5,197	$5,182	$5,157	$5,004	$5,129	2%	(1)%	$15,088	$15,290	1%

Net Credit Losses by Business
Retail Banking	$88	$30	$43	$32	$32	—	(64)%	$164	$107	(35)%
Citi-Branded Cards	611	592	651	657	644	(2)%	5%	1,855	1,952	5%
Citi Retail Services	540	564	602	589	566	(4)%	5%	1,591	1,757	10%
Total	$1,239	$1,186	$1,296	$1,278	$1,242	(3)%	—	$3,610	$3,816	6%

Income from Continuing Operations by Business
Retail Banking	$169	$41	$140	$161	$131	(19)%	(22)%	$371	$432	16%
Citi-Branded Cards	342	119	425	309	375	21%	10%	890	1,109	25%
Citi Retail Services	131	(83)	273	249	344	38%	NM	652	866	33%
Total	$642	$77	$838	$719	$850	18%	32%	$1,913	$2,407	26%

(1)              See footnote 1 on page 1.

(2)              Income taxes in the fourth quarter of 2017 include $750 million related to Tax Reform and is reflected in Retail Banking ($105 million), Citi-Branded Cards ($320 million) and Citi Retail Services ($325 million).

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER BANKING NORTH AMERICA Page 2

						3Q18 Increase/
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2017	2017	2018	2018	2018	2Q18	3Q17

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	695	694	694	693	692	—	—
Accounts (in millions)	9.4	9.2	9.1	9.1	9.0	(1)%	(4)%
Average Deposits	$184.1	$182.7	$180.9	$179.9	$180.2	—	(2)%
Investment Sales	$6.7	$7.0	$8.4	$7.8	$7.9	1%	18%
Investment AUMs	$58.6	$60.3	$60.5	$61.1	$63.7	4%	9%

Average Loans	$55.7	$56.0	$55.7	$55.6	$56.0	1%	1%

EOP Loans:
Mortgages	$44.2	$44.3	$44.2	$44.4	$44.6	—	1%
Commercial Banking	9.4	9.5	9.1	9.1	9.3	2%	(1)%
Personal and Other	2.1	2.2	2.1	2.2	2.4	9%	14%
Total EOP Loans	$55.7	$56.0	$55.4	$55.7	$56.3	1%	1%

Mortgage Originations (1)	$3.2	$3.0	$2.3	$2.6	$2.7	4%	(16)%

Third Party Mortgage Servicing Portfolio (EOP)	$49.1	$47.3	$46.0	$45.7	$45.4	(1)%	(8)%

Net Servicing & Gain/(Loss) on Sale (in millions)	$47.3	$69.1	$33.4	$33.6	$32.0	(5)%	(32)%

Saleable Mortgage Rate Locks	$1.7	$1.3	$1.2	$1.3	$1.1	(15)%	(35)%

Net Interest Revenue on Loans (in millions)	$253	$235	$232	$226	$216	(4)%	(15)%
As a % of Avg. Loans	1.80%	1.66%	1.69%	1.63%	1.53%

Net Credit Losses (in millions)	$88	$30	$43	$32	$32	—	(64)%
As a % of Avg. Loans	0.63%	0.21%	0.31%	0.23%	0.23%

Loans 90+ Days Past Due (in millions) (2)	$167	$199	$184	$179	$188	5%	13%
As a % of EOP Loans	0.30%	0.36%	0.34%	0.33%	0.33%
Loans 30-89 Days Past Due (in millions) (2)	$270	$306	$227	$252	$320	27%	19%
As a % of EOP Loans	0.49%	0.55%	0.41%	0.46%	0.57%

(1)              Originations of residential first mortgages.

(2)              The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies.

The amounts excluded for Loans 90+ Days Past Due and (EOP Loans) were $289 million and ($0.7 billion), $298 million and ($0.7 billion), $272 million and ($0.7 billion), $244 million and ($0.7 billion), and $235 million and ($0.7 billion) as of September 30, 2017, December 31, 2017, March 31, 2018, June 30, 2018 and September 30, 2018, respectively.

The amounts excluded for Loans 30-89 Days Past Due and (EOP Loans) were $79 million and ($0.7 billion), $88 million and ($0.7 billion), $92 million and ($0.7 billion), $87 million and ($0.7 billion), and $82 million and ($0.7 billion) as of September 30, 2017, December 31, 2017, March 31, 2018, June 30, 2018 and September 30, 2018, respectively.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER BANKING NORTH AMERICA Page 3

						3Q18 Increase/
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2017	2017	2018	2018	2018	2Q18	3Q17

Citi-Branded Cards Key Indicators (in millions of dollars, except as otherwise noted) (1)
EOP Open Accounts (in millions)	33.9	34.2	33.9	34.1	34.3	1%	1%
Purchase Sales (in billions)	$80.4	$86.3	$78.6	$86.4	$87.3	1%	9%

Average Loans (in billions) (1)	$85.4	$86.8	$86.9	$86.6	$87.8	1%	3%

EOP Loans (in billions) (1)	$86.3	$90.5	$85.7	$88.1	$88.4	—	2%

Average Yield (2)	9.70%	9.63%	9.79%	9.94%	10.34%
Total Net Interest Revenue (3)	$1,849	$1,854	$1,800	$1,788	$1,883	5%	2%
As a % of Avg. Loans (3)	8.59%	8.47%	8.40%	8.28%	8.51%
Net Credit Losses	$611	$592	$651	$657	$644	(2)%	5%
As a % of Average Loans	2.84%	2.71%	3.04%	3.04%	2.91%
Net Credit Margin (4)	$1,564	$1,610	$1,573	$1,403	$1,462	4%	(7)%
As a % of Avg. Loans (4)	7.27%	7.36%	7.34%	6.50%	6.61%
Loans 90+ Days Past Due	$668	$768	$731	$712	$707	(1)%	6%
As a % of EOP Loans	0.77%	0.85%	0.85%	0.81%	0.80%
Loans 30-89 Days Past Due	$705	$698	$669	$627	$722	15%	2%
As a % of EOP Loans	0.82%	0.77%	0.78%	0.71%	0.82%

Citi-Branded Cards — Ex Hilton (in millions of dollars, except as otherwise noted) (1) (5)

Total Revenues, Net of Interest Expense	$2,139	$2,186	$2,071	$2,062	$2,108	2%	(1)%
Purchase Sales (in billions)	$78.9	$84.8	$78.3	$86.4	$87.3	1%	11%
Average Loans (in billions) (1)	$84.2	$86.4	$86.9	$86.6	$87.8	1%	4%
EOP Loans (in billions) (1)	$85.1	$90.5	$85.7	$88.1	$88.4	—	4%

Average Yield (2)	9.69%	9.62%	9.79%	9.94%	10.34%	4%	7%
Total Net Interest Revenue (3)	$1,821	$1,845	$1,800	$1,788	1,883	5%	3%
As a % of Avg. Loans (3)	8.58%	8.47%	8.40%	8.28%	8.51%

Citi Retail Services Key Indicators (in millions of dollars, except as otherwise noted) (1)
EOP Open Accounts	86.0	86.4	85.4	85.1	85.9	1%	—
Purchase Sales (in billions)	$20.0	$23.6	$17.4	$21.6	$22.1	2%	11%

Average Loans (in billions) (1)	$45.6	$46.9	$47.1	$46.6	$49.0	5%	7%

EOP Loans (in billions) (1)	$45.9	$49.2	$46.0	$48.6	$49.4	2%	8%

Average Yield (2)	17.51%	17.06%	17.68%	17.82%	17.83%
Total Net Interest Revenue (3)	$1,986	$1,954	$1,973	$1,970	$2,099	7%	6%
As a % of Avg. Loans (3)	17.28%	16.53%	16.99%	16.96%	17.00%
Net Credit Losses	$540	$564	$602	$589	$566	(4)%	5%
As a % of Average Loans	4.70%	4.77%	5.18%	5.07%	4.58%
Net Credit Margin (4)	$1,108	$1,038	$1,012	$1,002	$1,123	12%	1%
As a % of Avg. Loans (4)	9.64%	8.78%	8.71%	8.62%	9.09%
Loans 90+ Days Past Due	$772	$845	$797	$781	$832	7%	8%
As a % of EOP Loans	1.68%	1.72%	1.73%	1.61%	1.68%
Loans 30-89 Days Past Due	$836	$830	$791	$761	$890	17%	6%
As a % of EOP Loans	1.82%	1.69%	1.72%	1.57%	1.80%

(1)         Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(2)         Average yield is calculated as gross interest revenue earned on loans divided by average loans.

(3)         Net interest revenue includes certain fees that are recorded as interest revenue.

(4)         Net credit margin represents total revenues, net of interest expense, less net credit losses and policy benefits and claims.

(5)         As previously announced, on October 23, 2017, Citi signed an agreement to sell the Hilton credit card portfolio ($1.2 billion in outstanding loan balances). These loans were reclassified as held-for-sale and recorded in Other assets as of November 1, 2017 until the sale closed during the first quarter of 2018.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER BANKING LATIN AMERICA (1) - PAGE 1 (In millions of dollars, except as otherwise noted)

						3Q18 Increase/		Nine	Nine	YTD 2018 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2017 Increase/
	2017	2017	2018	2018	2018	2Q18	3Q17	2017	2018	(Decrease)
Net Interest Revenue	$1,038	$991	$997	$1,013	$1,042	3%	—	$2,853	$3,052	7%
Non-Interest Revenue (2)	350	368	350	368	628	71%	79%	1,010	1,346	33%
Total Revenues, Net of Interest Expense	1,388	1,359	1,347	1,381	1,670	21%	20%	3,863	4,398	14%
Total Operating Expenses	779	768	759	782	828	6%	6%	2,191	2,369	8%
Net Credit Losses	295	292	278	278	307	10%	4%	825	863	5%
Credit Reserve Build / (Release)	44	19	42	33	31	(6)%	(30)%	106	106	—
Provision for Unfunded Lending Commitments	(1)	1	1	—	—	—	100%	(2)	1	NM
Provision for Benefits and Claims	19	26	20	17	22	29%	16%	57	59	4%
Provisions for Credit Losses and for Benefits and Claims (LLR & PBC)	357	338	341	328	360	10%	1%	986	1,029	4%
Income from Continuing Operations before Taxes	252	253	247	271	482	78%	91%	686	1,000	46%
Income Taxes	83	88	64	71	148	NM	78%	241	283	17%
Income from Continuing Operations	169	165	183	200	334	67%	98%	445	717	61%
Noncontrolling Interests	1	1	—	—	—	—	(100)%	4	—	(100)%
Net Income	$168	$164	$183	$200	$334	67%	99%	$441	$717	63%
Average Assets (in billions of dollars)	$47	$44	$44	$43	$45	5%	(4)%	$45	$44	(2)%
Return on Average Assets	1.42%	1.48%	1.69%	1.87%	2.94%			1.31%	2.18%
Efficiency Ratio	56%	57%	56%	57%	50%			57%	54%

Net Credit Losses as a % of Average Loans	4.37%	4.51%	4.29%	4.37%	4.63%			4.39%	4.44%

Revenue by Business
Retail Banking	$992	$971	$966	$999	$1,265	27%	28%	$2,781	$3,230	16%
Citi-Branded Cards	396	388	381	382	405	6%	2%	1,082	1,168	8%
Total	$1,388	$1,359	$1,347	$1,381	$1,670	21%	20%	$3,863	$4,398	14%

Net Credit Losses by Business
Retail Banking	$143	$153	$132	$138	$153	11%	7%	$431	$423	(2)%
Citi-Branded Cards	152	139	146	140	154	10%	1%	394	440	12%
Total	$295	$292	$278	$278	$307	10%	4%	$825	$863	5%

Income from Continuing Operations by Business
Retail Banking	$129	$116	$138	$155	$279	80%	NM	$310	$572	85%
Citi-Branded Cards	40	49	45	45	55	22%	38%	135	145	7%
Total	$169	$165	$183	$200	$334	67%	98%	$445	$717	61%

FX Translation Impact:
Total Revenue - as Reported	$1,388	$1,359	$1,347	$1,381	$1,670	21%	20%	$3,863	$4,398	14%
Impact of FX Translation (3)	(66)	21	(19)	42	—			(45)	—
Total Revenues - Ex-FX (3)	$1,322	$1,380	$1,328	$1,423	$1,670	17%	26%	$3,818	$4,398	15%

Total Operating Expenses - as Reported	$779	$768	$759	$782	$828	6%	6%	$2,191	$2,369	8%
Impact of FX Translation (3)	(31)	9	(10)	21	—			(21)	—
Total Operating Expenses - Ex-FX (3)	$748	$777	$749	$803	$828	3%	11%	$2,170	$2,369	9%

Provisions for LLR & PBC - as Reported	$357	$338	$341	$328	$360	10%	1%	$986	$1,029	4%
Impact of FX Translation (3)	(17)	5	(5)	10	—			(12)	—
Provisions for LLR & PBC - Ex-FX (3)	$340	$343	$336	$338	$360	7%	6%	$974	$1,029	6%

Net Income - as Reported	$168	$164	$183	$200	$334	67%	99%	$441	$717	63%
Impact of FX Translation (3)	(11)	4	(3)	7	—			(9)	—
Net Income - Ex-FX (3)	$157	$168	$180	$207	$334	61%	NM	$432	$717	66%

(1)   Latin America GCB consists of Citi’s consumer banking operations in Mexico.

(2)   Third quarter of 2018 includes an approximately $250 million gain on the sale of an asset management business.

(3)   Reflects the impact of foreign currency (FX) translation into U.S. Dollars at the third quarter of 2018 and year-to-date 2018 average exchange rates for all periods presented. Citigroup’s results of operations excluding the impact of FX translation are non-GAAP financial measures.

NM Not meaningful.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER BANKING LATIN AMERICA - PAGE 2

						3Q18 Increase/
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2017	2017	2018	2018	2018	2Q18	3Q17

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	1,497	1,479	1,462	1,462	1,463	—	(2)%
Accounts (in millions)	27.6	27.7	28.2	28.9	29.1	1%	5%
Average Deposits	$28.8	$27.8	$28.9	$28.3	$29.4	4%	2%
Investment Sales	$6.8	$6.0	$6.2	$6.6	$6.7	2%	(1)%
Investment AUMs	$34.8	$32.1	$34.0	$33.1	$35.5	7%	2%
Average Loans	$21.2	$20.3	$20.7	$20.1	$20.7	3%	(2)%
EOP Loans:
Mortgages	$4.6	$4.1	$4.5	$4.1	$4.3	5%	(7)%
Commercial Banking	10.3	10.0	10.5	10.2	10.6	4%	3%
Personal and Other	6.1	5.8	6.2	5.8	6.1	5%	—
Total EOP Loans	$21.0	$19.9	$21.2	$20.1	$21.0	4%	—

Total Net Interest Revenue (in millions) (1)	$703	$672	$680	$687	$711	3%	1%
As a % of Average Loans (1)	13.16%	13.13%	13.32%	13.71%	13.63%
Net Credit Losses (in millions)	$143	$153	$132	$138	$153	11%	7%
As a % of Average Loans	2.68%	2.99%	2.59%	2.75%	2.93%
Loans 90+ Days Past Due (in millions)	$151	$130	$128	$132	$126	(5)%	(17)%
As a % of EOP Loans	0.72%	0.65%	0.60%	0.66%	0.60%
Loans 30-89 Days Past Due (in millions)	$244	$195	$248	$183	$235	28%	(4)%
As a % of EOP Loans	1.16%	0.98%	1.17%	0.91%	1.12%

Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	5.7	5.6	5.7	5.7	5.7	—	—
Purchase Sales (in billions)	$4.2	$4.5	$4.2	$4.3	$4.6	7%	10%
Average Loans (in billions) (2)	$5.6	$5.4	$5.6	$5.4	$5.6	4%	—
EOP Loans (in billions) (2)	$5.6	$5.4	$5.7	$5.4	$5.8	7%	4%
Average Yield (3)	24.01%	24.18%	24.12%	24.49%	24.44%	—	2%

Total Net Interest Revenue (in millions) (4)	$335	$319	$317	$326	$331	2%	(1)%
As a % of Average Loans (4)	23.73%	23.44%	22.96%	24.21%	23.45%
Net Credit Losses (in millions)	$152	$139	$146	$140	$154	10%	1%
As a % of Average Loans	10.77%	10.21%	10.57%	10.40%	10.91%
Net Credit Margin (in millions) (5)	$249	$253	$240	$247	$257	4%	3%
As a % of Average Loans (5)	17.64%	18.59%	17.38%	18.35%	18.21%
Loans 90+ Days Past Due (in millions)	$159	$151	$160	$160	$169	6%	6%
As a % of EOP Loans	2.84%	2.80%	2.81%	2.96%	2.91%
Loans 30-89 Days Past Due (in millions)	$163	$153	$160	$156	$170	9%	4%
As a % of EOP Loans	2.91%	2.83%	2.81%	2.89%	2.93%

(1)         Also includes net interest revenue related to the region’s average deposit balances in excess of the average loan portfolio.

(2)         Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(3)         Average yield is gross interest revenue earned on loans divided by average loans.

(4)         Net interest revenue includes certain fees that are recorded as interest revenue.

(5)         Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER BANKING ASIA (1) - PAGE 1 (In millions of dollars, except as otherwise noted)

						3Q18 Increase/		Nine	Nine	YTD 2018 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2017 Increase/
	2017	2017	2018	2018	2018	2Q18	3Q17	2017	2018	(Decrease)

Net Interest Revenue	$1,208	$1,219	$1,233	$1,226	$1,210	(1)%	—	$3,483	$3,669	5%
Non-Interest Revenue	677	689	696	639	645	1%	(5)%	1,955	1,980	1%
Total Revenues, Net of Interest Expense	1,885	1,908	1,929	1,865	1,855	(1)%	(2)%	5,438	5,649	4%
Total Operating Expenses	1,191	1,227	1,277	1,207	1,165	(3)%	(2)%	3,572	3,649	2%
Net Credit Losses	170	162	162	170	165	(3)%	(3)%	487	497	2%
Credit Reserve Build / (Release)	(21)	5	(21)	6	39	NM	NM	(34)	24	NM
Provision for Unfunded Lending Commitments	(1)	(1)	2	1	1	—	NM	(4)	4	NM
Provision for Benefits and Claims	—	—	—	—	—	—	—	—	—	—
Provisions for Credit Losses and for Benefits and Claims (LLR & PBC)	148	166	143	177	205	16%	39%	449	525	17%
Income from Continuing Operations before Taxes	546	515	509	481	485	1%	(11)%	1,417	1,475	4%
Income Taxes	187	175	136	121	102	(16)%	(45)%	479	359	(25)%
Income from Continuing Operations	359	340	373	360	383	6%	7%	938	1,116	19%
Noncontrolling Interests	1	2	2	1	1	—	—	3	4	33%
Net Income	$358	$338	$371	$359	$382	6%	7%	$935	$1,112	19%
Average Assets (in billions)	$124	$125	$131	$130	$130	—	5%	$124	$130	5%
Return on Average Assets	1.15%	1.07%	1.15%	1.11%	1.17%			1.01%	1.14%
Efficiency Ratio	63%	64%	66%	65%	63%			66%	65%

Net Credit Losses as a % of Average Loans	0.78%	0.73%	0.73%	0.77%	0.75%			0.77%	0.75%

Revenue by Business
Retail Banking	$1,163	$1,138	$1,198	$1,142	$1,123	(2)%	(3)%	$3,327	$3,463	4%
Citi-Branded Cards	722	770	731	723	732	1%	1%	2,111	2,186	4%
Total	$1,885	$1,908	$1,929	$1,865	$1,855	(1)%	(2)%	$5,438	$5,649	4%

Net Credit Losses by Business
Retail Banking	$69	$60	$57	$58	$58	—	(16)%	$185	$173	(6)%
Citi-Branded Cards	101	102	105	112	107	(4)%	6%	302	324	7%
Total	$170	$162	$162	$170	$165	(3)%	(3)%	$487	$497	2%

Income from Continuing Operations by Business
Retail Banking	$248	$201	$246	$264	$256	(3)%	3%	$617	$766	24%
Citi-Branded Cards	111	139	127	96	127	32%	14%	321	350	9%
Total	$359	$340	$373	$360	$383	6%	7%	$938	$1,116	19%

FX Translation Impact:
Total Revenue - as Reported	$1,885	$1,908	$1,929	$1,865	$1,855	(1)%	(2)%	$5,438	$5,649	4%
Impact of FX Translation (2)	(40)	(51)	(92)	(32)	—			34	—
Total Revenues - Ex-FX (2)	$1,845	$1,857	$1,837	$1,833	$1,855	1%	1%	$5,472	$5,649	3%

Total Operating Expenses - as Reported	$1,191	$1,227	$1,277	$1,207	$1,165	(3)%	(2)%	$3,572	$3,649	2%
Impact of FX Translation (2)	(22)	(32)	(53)	(23)	—			36	—
Total Operating Expenses - Ex-FX (2)	$1,169	$1,195	$1,224	$1,184	$1,165	(2)%	—	$3,608	$3,649	1%

Provisions for LLR & PBC - as Reported	$148	$166	$143	$177	$205	16%	39%	$449	$525	17%
Impact of FX Translation (2)	(6)	(6)	(8)	(4)	—			—	—
Provisions for LLR & PBC - Ex-FX (2)	$142	$160	$135	$173	$205	18%	44%	$449	$525	17%

Net Income - as Reported	$358	$338	$371	$359	$382	6%	7%	$935	$1,112	19%
Impact of FX Translation (2)	(7)	(8)	(24)	(4)	—			—	—
Net Income - Ex-FX (2)	$351	$330	$347	$355	$382	8%	9%	$935	$1,112	19%

(1)         Asia GCB includes the results of operations of GCB activities in certain EMEA countries for all periods presented.

(2)         Reflects the impact of foreign currency (FX) translation into U.S. Dollars at the third quarter of 2018 and year-to-date 2018 average exchange rates for all periods presented. Citigroup’s results of operations excluding the impact of FX translation are non-GAAP financial measures.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER BANKING ASIA (1) - PAGE 2

						3Q18 Increase/
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2017	2017	2018	2018	2018	2Q18	3Q17

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	282	278	277	273	262	(4)%	(7)%
Accounts (in millions)	16.2	16.0	15.9	15.9	15.9	—	(2)%
Average Deposits	$95.2	$96.0	$99.1	$97.6	$97.6	—	3%
Investment Sales	$11.8	$10.7	$12.5	$9.5	$9.1	(4)%	(23)%
Investment AUMs	$64.8	$68.5	$69.0	$68.5	$69.8	2%	8%
Average Loans	$67.4	$68.8	$70.7	$69.9	$69.2	(1)%	3%
EOP Loans:
Mortgages	$32.6	$33.3	$33.4	$32.0	$32.0	—	(2)%
Commercial Banking	15.8	16.8	17.2	17.2	17.3	1%	9%
Personal and Other	19.1	19.9	20.2	20.1	20.2	—	6%
Total EOP Loans	$67.5	$70.0	$70.8	$69.3	$69.5	—	3%

Total Net Interest Revenue (in millions) (2)	$690	$695	$708	$716	$711	(1)%	3%
As a % of Average Loans (2)	4.06%	4.01%	4.06%	4.11%	4.08%
Net Credit Losses (in millions)	$69	$60	$57	$58	$58	—	(16)%
As a % of Average Loans	0.41%	0.35%	0.33%	0.33%	0.33%
Loans 90+ Days Past Due (in millions)	$171	$186	$181	$189	$194	3%	13%
As a % of EOP Loans	0.25%	0.27%	0.26%	0.27%	0.28%
Loans 30-89 Days Past Due (in millions)	$291	$321	$355	$319	$302	(5)%	4%
As a % of EOP Loans	0.43%	0.46%	0.50%	0.46%	0.43%

Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	15.6	15.5	15.3	15.3	15.4	1%	(1)%
Purchase Sales (in billions)	$20.3	$21.9	$21.5	$21.3	$20.9	(2)%	3%
Average Loans (in billions) (3)	$18.8	$19.1	$19.6	$18.9	$18.5	(2)%	(2)%
EOP Loans (in billions) (3)	$18.8	$19.8	$19.2	$18.8	$18.6	(1)%	(1)%
Average Yield (4)	12.71%	12.67%	12.65%	12.55%	12.49%	—	(2)%

Total Net Interest Revenue (in millions) (5)	$518	$524	$525	$510	$499	(2)%	(4)%
As a % of Average Loans (6)	10.93%	10.88%	10.86%	10.82%	10.70%
Net Credit Losses (in millions)	$101	$102	$105	$112	$107	(4)%	6%
As a % of Average Loans	2.13%	2.12%	2.17%	2.38%	2.29%
Net Credit Margin (in millions) (6)	$621	$668	$626	$611	$625	2%	1%
As a % of Average Loans (6)	13.11%	13.88%	12.95%	12.97%	13.40%
Loans 90+ Days Past Due	$191	$199	$198	$192	$188	(2)%	(2)%
As a % of EOP Loans	1.02%	1.01%	1.03%	1.02%	1.01%
Loans 30-89 Days Past Due	$254	$259	$260	$260	$251	(3)%	(1)%
As a % of EOP Loans	1.35%	1.31%	1.35%	1.38%	1.35%

(1)         Asia GCB includes the results of operations of GCB activities in certain EMEA countries for all periods presented.

(2)         Also includes net interest revenue related to the region’s average deposit balances in excess of the average loan portfolio.

(3)         Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(4)         Average yield is gross interest revenue earned on loans divided by average loans.

(5)         Net interest revenue includes certain fees that are recorded as interest revenue.

(6)         Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period’s presentation.

INSTITUTIONAL CLIENTS GROUP (In millions of dollars, except as otherwise noted)

						3Q18 Increase/		Nine	Nine	YTD 2018 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2017 Increase/
	2017	2017(1)	2018	2018	2018	2Q18	3Q17	2017	2018	(Decrease)

Commissions and Fees	$1,100	$1,088	$1,213	$1,127	$1,085	(4)%	(1)%	$3,230	$3,425	6%
Administration and Other Fiduciary Fees	688	671	694	713	686	(4)%	—	1,997	2,093	5%
Investment Banking	1,163	1,145	985	1,246	1,029	(17)%	(12)%	3,516	3,260	(7)%
Principal Transactions	1,827	1,303	2,884	2,358	2,447	4%	34%	6,709	7,689	15%
Other(2)	704	228	418	154	(18)	NM	NM	951	554	(42)%
Total Non-Interest Revenue	5,482	4,435	6,194	5,598	5,229	(7)%	(5)%	16,403	17,021	4%
Net Interest Revenue (including Dividends)	3,948	3,869	3,654	4,093	4,012	(2)%	2%	11,767	11,759	—
Total Revenues, Net of Interest Expense	9,430	8,304	9,848	9,691	9,241	(5)%	(2)%	28,170	28,780	2%
Total Operating Expenses	5,138	4,912	5,503	5,458	5,191	(5)%	1%	15,503	16,152	4%
Net Credit Losses	44	225	105	(1)	23	NM	(48)%	140	127	(9)%
Credit Reserve Build / (Release)	(38)	8	(175)	32	7	(78)%	NM	(229)	(136)	41%
Provision for Unfunded Lending Commitments	(170)	34	29	(6)	41	NM	NM	(193)	64	NM
Provision for Benefits and Claims	—	—	—	—	—	—	—	—	—	—
Provisions for Credit Losses and for Benefits and Claims	(164)	267	(41)	25	71	NM	NM	(282)	55	NM
Income from Continuing Operations before Taxes	4,456	3,125	4,386	4,208	3,979	(5)%	(11)%	12,949	12,573	(3)%
Income Taxes (3)	1,394	2,912	1,057	971	862	(11)%	(38)%	4,096	2,890	(29)%
Income from Continuing Operations	3,062	213	3,329	3,237	3,117	(4)%	2%	8,853	9,683	9%
Noncontrolling Interests	14	10	15	12	(6)	NM	NM	47	21	(55)%
Net Income	$3,048	$203	$3,314	$3,225	$3,123	(3)%	2%	$8,806	$9,662	10%
EOP Assets (in billions)	$1,370	$1,336	$1,407	$1,397	$1,404	1%	2%
Average Assets (in billions)	$1,369	$1,385	$1,388	$1,406	$1,402	—	2%	$1,349	$1,399	4%
Return on Average Assets (ROA)	0.88%	0.06%	0.97%	0.92%	0.88%			0.87%	0.92%
Efficiency Ratio	54%	59%	56%	56%	56%			55%	56%

Revenue by Region
North America	$3,709	$3,046	$3,265	$3,511	$3,329	(5)%	(10)%	$10,877	$10,105	(7)%
EMEA	2,703	2,441	3,167	3,043	2,927	(4)%	8%	8,438	9,137	8%
Latin America	1,099	1,031	1,210	1,162	1,055	(9)%	(4)%	3,354	3,427	2%
Asia	1,919	1,786	2,206	1,975	1,930	(2)%	1%	5,501	6,111	11%
Total Revenues, net of Interest Expense	$9,430	$8,304	$9,848	$9,691	$9,241	(5)%	(2)%	$28,170	$28,780	2%

Income (loss) from Continuing Operations by Region
North America	$1,298	$(1,108)	$857	$1,028	$870	(15)%	(33)%	$3,463	$2,755	(20)%
EMEA	753	431	1,113	987	972	(2)%	29%	2,401	3,072	28%
Latin America	388	333	491	514	541	5%	39%	1,211	1,546	28%
Asia	623	557	868	708	734	4%	18%	1,778	2,310	30%
Income from Continuing Operations	$3,062	$213	$3,329	$3,237	$3,117	(4)%	2%	$8,853	$9,683	9%

Average Loans by Region (in billions)
North America	$152	$157	$160	$165	$166	1%	9%	$149	$164	10%
EMEA	71	73	78	80	82	3%	15%	68	80	18%
Latin America	34	33	34	33	33	—	(3)%	34	33	(3)%
Asia	64	65	67	68	65	(4)%	2%	61	67	10%
Total	$321	$328	$339	$346	$346	—	8%	$312	$344	10%

EOP Deposits by Region (in billions)
North America	$290	$296	$295	$308	$318	3%	9%
EMEA	172	174	189	187	180	(4)%	5%
Latin America	26	25	26	26	26	2%	2%
Asia	152	145	156	155	161	4%	6%
Total	$640	$640	$666	$676	$685	1%	7%

EOP Deposits by Business (in billions)
Treasury and Trade Solutions	$428	$432	$449	$459	$470	2%	10%
All Other ICG Businesses	212	208	217	217	215	(1)%	1%
Total	$640	$640	$666	$676	$685	1%	7%

(1)         See footnote 1 on page 1.

(2)         Third quarter of 2017 includes the $580 million gain on the sale of a fixed income analytics business.

(3)         Income taxes in the fourth quarter of 2017 include $2.0 billion related to Tax Reform.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

INSTITUTIONAL CLIENTS GROUP REVENUES BY BUSINESS (In millions of dollars, except as otherwise noted)

						3Q18 Increase/		Nine	Nine	YTD 2018 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2017 Increase/
	2017	2017	2018	2018	2018	2Q18	3Q17	2017	2018	(Decrease)

Revenue Details:
Investment Banking:
Advisory	$240	$316	$215	$361	$262	(27)%	9%	$807	$838	4%
Equity Underwriting	311	251	216	335	259	(23)%	(17)%	870	810	(7)%
Debt Underwriting	729	726	699	726	660	(9)%	(9)%	2,400	2,085	(13)%
Total Investment Banking	1,280	1,293	1,130	1,422	1,181	(17)%	(8)%	4,077	3,733	(8)%
Treasury and Trade Solutions	2,185	2,236	2,268	2,336	2,283	(2)%	4%	6,399	6,887	8%
Corporate Lending - Excluding Gain/(Loss) on Loan Hedges	506	513	521	589	563	(4)%	11%	1,425	1,673	17%
Private Bank	790	776	904	848	849	—	7%	2,332	2,601	12%
Total Banking Revenues (Ex-Gain/(Loss) on Loan Hedges) (1)	$4,761	$4,818	$4,823	$5,195	$4,876	(6)%	2%	$14,233	$14,894	5%

Corporate Lending — Gain/(Loss) on Loan Hedges (1)	(48)	21	23	23	(106)	NM	NM	(154)	(60)	61%
Total Banking Revenues including G(L) on Loan Hedges (1)	$4,713	$4,839	$4,846	$5,218	$4,770	(9)%	1%	$14,079	$14,834	5%

Fixed Income Markets	$2,936	$2,463	$3,418	$3,076	$3,199	4%	9%	$9,888	$9,693	(2)%
Equity Markets	785	567	1,103	864	792	(8)%	1%	2,312	2,759	19%
Securities Services	608	612	641	665	672	1%	11%	1,754	1,978	13%
Other (2)	388	(177)	(160)	(132)	(192)	(45)%	NM	137	(484)	NM
Total Markets and Securities Services	$4,717	$3,465	$5,002	$4,473	$4,471	—	(5)%	$14,091	$13,946	(1)%

Total Revenues, net of Interest Expense	$9,430	$8,304	$9,848	$9,691	$9,241	(5)%	(2)%	$28,170	$28,780	2%

Taxable-equivalent adjustments (3)	$176	$174	$96	$96	$98	2%	(44)%	$542	$290	(46)%

Total ICG Revenues including taxable-equivalent adjustments (3)	$9,606	$8,478	$9,944	$9,787	$9,339	(5)%	(3)%	$28,712	$29,070	1%

Commissions and Fees	$171	$170	$176	$182	$165	(9)%	(4)%	$471	$523	11%
Principal Transactions (4)	1,592	1,108	2,184	2,108	2,020	(4)%	27%	5,887	6,312	7%
Other	130	132	276	28	84	NM	(35)%	464	388	(16)%
Total Non-Interest Revenue	$1,893	$1,410	$2,636	$2,318	$2,269	(2)%	20%	$6,822	$7,223	6%
Net Interest Revenue	1,043	1,053	782	758	930	23%	(11)%	3,066	2,470	(19)%
Total Fixed Income Markets	$2,936	$2,463	$3,418	$3,076	$3,199	4%	9%	$9,888	$9,693	(2)%

Rates and Currencies	$2,189	$1,912	$2,470	$2,235	$2,347	5%	7%	$6,973	$7,052	1%
Spread Products / Other Fixed Income	747	551	948	841	852	1%	14%	2,915	2,641	(9)%
Total Fixed Income Markets	$2,936	$2,463	$3,418	$3,076	$3,199	4%	9%	$9,888	$9,693	(2)%

Commissions and Fees	$309	$313	$361	$308	$284	(8)%	(8)%	$958	$953	(1)%
Principal Transactions (4)	211	79	537	101	284	NM	35%	399	922	NM
Other	(5)	9	80	20	(3)	NM	40%	(2)	97	NM
Total Non-Interest Revenue	$515	$401	$978	$429	$565	32%	10%	$1,355	$1,972	46%
Net Interest Revenue	270	166	125	435	227	(48)%	(16)%	957	787	(18)%
Total Equity Markets	$785	$567	$1,103	$864	$792	(8)%	1%	$2,312	$2,759	19%

(1)         Credit derivatives are used to economically hedge a portion of the corporate loan portfolio that includes both accrual loans and loans at fair value. Gain/(loss) on loan hedges includes the mark-to-market on the credit derivatives partially offset by the mark-to-market on the loans in the portfolio that are at fair value. Hedges on accrual loans reflect the mark-to-market on credit derivatives used to economically hedge the corporate loan accrual portfolio. The fixed premium costs of these hedges are netted against the corporate lending revenues to reflect the cost of credit protection. Citigroup’s results of operations excluding the impact of gain/(loss) on loan hedges are non-GAAP financial measures.

(2)         Third quarter of 2017 includes the $580 million gain on the sale of a fixed income analytics business.

(3)         Primarily relates to income tax credits related to affordable housing and alternative energy investments as well as tax exempt income from municipal bond investments.

(4)         Excludes principal transactions revenues of ICG businesses other than Markets, primarily treasury and trade solutions and the private bank.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CORPORATE / OTHER (1) (In millions of dollars, except as otherwise noted)

						3Q18 Increase/		Nine	Nine	YTD 2018 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2017 Increase/
	2017	2017(2)	2018	2018	2018	2Q18	3Q17	2017	2018	(Decrease)

Net Interest Revenue	$516	$429	$538	$553	$554	—	7%	$1,571	$1,645	5%
Non-interest revenue	3	322	53	(25)	(60)	NM	NM	810	(32)	NM
Total Revenues, Net of Interest Expense	519	751	591	528	494	(6)%	(5)%	2,381	1,613	(32)%
Total Operating Expenses	827	857	741	599	459	(23)%	(44)%	2,957	1,799	(39)%
Net Credit Losses	29	15	26	(21)	19	NM	(34)%	134	24	(82)%
Credit Reserve Build / (Release)	(79)	(49)	(33)	(95)	(43)	55%	46%	(268)	(171)	36%
Provision for Benefits and Claims	—	(8)	—	(1)	(1)	—	NM	1	(2)	NM
Provision for Unfunded Lending Commitments	—	(3)	—	(1)	(5)	NM	NM	3	(6)	NM
Total provisions for credit losses and for benefits and claims	(50)	(45)	(7)	(118)	(30)	75%	40%	(130)	(155)	(19)%
Income from Continuing Operations before Taxes	(258)	(61)	(143)	47	65	38%	NM	(446)	(31)	93%
Income Taxes (Benefits) (3)	(163)	19,499	(69)	62	116	87%	NM	(435)	109	NM
Income (Loss) from Continuing Operations	(95)	(19,560)	(74)	(15)	(51)	NM	46%	(11)	(140)	NM
Income (Loss) from Discontinued Operations, net of taxes	(5)	(109)	(7)	15	(8)	NM	(60)%	(2)	—	100%
Noncontrolling Interests	(17)	7	5	13	8	(38)%	NM	(13)	26	NM
Net Income (Loss)	$(83)	$(19,676)	$(86)	$(13)	$(67)	NM	19%	$—	$(166)	NM
EOP Assets (in billions of dollars)	$100	$78	$92	$93	$94	1%	(6)%
Average Assets (in billions of dollars)	$102	$102	$93	$94	$97	3%	(5)%	$100	$95	(5)%
Return on Average Assets	(0.32)%	(76.53)%	(0.38)%	(0.06)%	(0.27)%			0.00%	(0.23)%
Efficiency Ratio	159%	114%	125%	113%	93%			124%	112%

Corporate/Other Consumer Key Indicators:

Consumer - International

Branches (actual)	49	49	48	2	—	(100)%	(100)%
Average Loans (in billions)	$1.9	$1.7	$1.7	$1.1	$—	(100)%	(100)%	$2.0	$0.9
EOP Loans (in billions)	$1.7	$1.6	$1.7	$—	$—	—	(100)%
Net Interest Revenue	$63	$74	$88	$64	$—	(100)%	(100)%
As a % of Average Loans	13.16%	17.27%	20.99%	23.34%
Net Credit Losses	$25	$7	$23	$19	$—	(100)%	(100)%	$75	$42
As a % of Average Loans	5.22%	1.63%	5.49%	6.93%				3.75%	4.67%
Loans 90+ Days Past Due	$57	$43	$32	$—	$—	—	(100)%
As a % of EOP Loans	3.35%	2.69%	1.88%
Loans 30-89 Days Past Due	$47	$40	$44	$—	$—	—	(100)%
As a % of EOP Loans	2.76%	2.50%	2.59%

Consumer - North America

Branches (actual)	—	—	—	—	—	—	—
Average Loans (in billions of dollars)	$23.9	$21.9	$20.6	$18.4	$17.0	(8)%	(29)%	$26.5	$18.7
EOP Loans (in billions of dollars)	$23.0	$21.2	$19.3	$17.6	$16.4	(7)%	(29)%
Net Interest Revenue	$168	$174	$169	$148	$154	4%	(8)%
As a % of Average Loans	2.79%	3.15%	3.33%	3.23%	3.59%
Net Credit Losses	$27	$10	$12	$(39)	$12	NM	(56)%	$64	$(15)
As a % of Average Loans	0.45%	0.18%	0.24%	(0.85)%	0.28%			0.24%	-0.08%
Loans 90+ Days Past Due (3)	$548	$514	$446	$415	$401	(3)%	(27)%
As a % of EOP Loans	2.51%	2.56%	2.42%	2.49%	2.57%
Loans 30-89 Days Past Due (3)	$596	$502	$349	$355	$422	19%	(29)%
As a % of EOP Loans	2.73%	2.50%	1.90%	2.13%	2.71%

(1)         Includes certain costs of global staff functions, other corporate expenses and certain global operations and technology expenses, Corporate Treasury, certain North America and International consumer loan portfolios, Discontinued operations and other legacy assets.

(2)         See footnote 1 on page 1.

(3)         Income taxes in the fourth quarter of 2017 include $19.8 billion related to Tax Reform.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CORPORATE / OTHER CONSUMER KEY INDICATORS - Continued (In millions of dollars, except as otherwise noted)

						3Q18 Increase/
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2017	2017	2018	2018	2018	2Q18	3Q17

North America Mortgages

Residential First	$10.2	$9.4	$9.0	$7.9	$7.3	(8)%	(28)%
Home Equity	11.9	11.1	10.3	9.3	8.5	(9)%	(29)%
Average Loans (in billions of dollars)	$22.1	$20.5	$19.3	$17.2	$15.8	(8)%	(29)%

Residential First	$10.1	$9.3	$8.1	$7.6	$7.0	(8)%	(31)%
Home Equity	11.5	10.6	9.9	8.8	8.2	(7)%	(29)%
EOP Loans (in billions of dollars)	$21.6	$19.9	$18.0	$16.4	$15.2	(7)%	(30)%

Third Party Mortgage Serv. Portfolio (EOP, in billions)	$12.6	$12.1	$11.6	$11.0	$10.4	(5)%	(17)%
Net Servicing & Gain/(Loss) on Sale	$20.8	$23.5	$8.5	$18.1	$69.3	NM	NM
Net Interest Revenue	$77	$78	$88	$80	$82	3%	6%
As a % of Avg. Loans	1.38%	1.51%	1.85%	1.87%	2.06%

Residential First	$1	$(1)	$3	$2	$11	NM	NM
Home Equity	23	8	7	(42)	(1)	98%	NM
Net Credit Losses (NCLs)	$24	$7	$10	$(40)	$10	NM	(58)%
As a % of Avg. Loans	0.43%	0.14%	0.21%	(0.93)%	0.25%

Residential First	$194	$173	$142	$141	$149	6%	(23)%
Home Equity	346	334	298	269	245	(9)%	(29)%
Loans 90+ Days Past Due (1)	$540	$507	$440	$410	$394	(4)%	(27)%
As a % of EOP Loans	2.65%	2.70%	2.57%	2.65%	2.74%

Residential First	$365	$284	$184	$197	$247	25%	(32)%
Home Equity	209	195	148	141	155	10%	(26)%
Loans 30-89 Days Past Due (1)	$574	$479	$332	$338	$402	19%	(30)%
As a % of EOP Loans	2.81%	2.55%	1.94%	2.18%	2.79%

(1)        The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies.

The amounts excluded for Loans 90+ Days Past Due and (EOP Loans) for each period were $0.7 billion and ($1.2 billion), $0.6 billion and ($1.1 billion), $0.5 billion and ($0.9 billion), and $0.4 billion and ($0.9 billion), and $0.4 billion and ($0.8 billion) as of September 30, 2017, December 31, 2017, March 31, 2018, June 30, 2018 and September 30, 2018, respectively.

The amounts excluded for Loans 30-89 Days Past Due and (EOP Loans) for each period were $0.1 billion and ($1.2 billion), $0.1 billion and ($1.1 billion), $0.1 billion and ($0.9 billion), and $0.1 billion and ($0.9 billion), and $0.1 billion and ($0.8 billion) as of September 30, 2017, December 31, 2017, March 31, 2018, June 30, 2018 and September 30, 2018, respectively.

NM Not meaningful.

Reclassified to conform to the current period’s presentation.

AVERAGE BALANCES AND INTEREST RATES (1)(2)(3)(4)(5) Taxable Equivalent Basis

	Average Volumes			Interest			% Average Rate (4)
	Third	Second	Third	Third	Second	Third	Third		Second		Third
	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter		Quarter		Quarter
In millions of dollars, except as otherwise noted	2017	2018	2018	2017	2018	2018	2017		2018		2018
Assets:
Deposits with Banks	$176,942	$176,151	$186,907	$486	$493	$629	1.09%		1.12%		1.34%
Fed Funds Sold and Resale Agreements (6)	245,451	271,371	268,509	858	1,336	1,425	1.39%		1.97%		2.11%
Trading Account Assets (7)	204,607	210,631	205,013	1,473	1,773	1,662	2.86%		3.38%		3.22%
Investments	352,026	347,787	347,490	2,154	2,408	2,421	2.43%		2.78%		2.76%
Total Loans (net of Unearned Income) (8)	646,321	669,744	670,273	10,774	11,209	11,657	6.61%		6.71%		6.90%
Other Interest-Earning Assets	61,677	69,341	63,741	292	394	434	1.88%		2.28%		2.70%
Total Average Interest-Earning Assets	$1,687,024	$1,745,025	$1,741,933	$16,037	$17,613	$18,228	3.77%		4.05%		4.15%

Liabilities:
Deposits (excluding deposit insurance and FDIC Assessment)	$757,442	$785,620	$793,876	$1,474	$1,925	$2,269	0.77%		0.98%		1.13%
Deposit Insurance and FDIC Assessment	—	—	—	301	319	311
Total Deposits	757,442	785,620	793,876	1,775	2,244	2,580	0.93%		1.15%		1.29%
Fed Funds Purchased and Repurchase Agreements (6)	158,064	171,073	175,832	712	1,224	1,250	1.79%		2.87%		2.82%
Trading Account Liabilities (7)	89,809	97,151	96,131	169	236	273	0.75%		0.97%		1.13%
Short-Term Borrowings	98,139	108,192	108,171	318	523	578	1.29%		1.94%		2.12%
Long-Term Debt (9)	203,064	203,271	205,589	1,405	1,658	1,687	2.75%		3.27%		3.26%
Total Average Interest-Bearing Liabilities	$1,306,518	$1,365,307	$1,379,599	$4,379	$5,885	$6,368	1.33%		1.73%		1.83%
Total Average Interest-Bearing Liabilities (excluding deposit insurance and FDIC Assessment)	$1,306,518	$1,365,307	$1,379,599	$4,078	$5,566	$6,057	1.24%		1.64%		1.74%

Net Interest Revenue as a % of Average Interest-Earning Assets (NIM)				$11,658	$11,728	$11,860	2.74%		2.70%		2.70%

NIR as a % of Average Interest-Earning Assets (NIM) (excluding deposit insurance and FDIC Assessment)				$11,959	$12,047	$12,171	2.81%		2.77%		2.77%

3Q18 Increase (Decrease) From							(4	)bps	—	bps

3Q18 Increase (Decrease) (excluding deposit insurance and FDIC Assessment) From							(4	)bps	—	bps

(1)         Interest Revenue includes the taxable equivalent adjustments (based on the U.S. federal statutory tax rates of 21% in 2018 and 35% in 2017) of $123 million for the third quarter of 2017, $63 million for the second quarter of 2018 and $58 million for the third quarter of 2018.

(2)         Citigroup average balances and interest rates include both domestic and international operations.

(3)         Monthly averages have been used by certain subsidiaries where daily averages are unavailable.

(4)         Average rate % is calculated as annualized interest over average volumes.

(5)         Third quarter of 2018 is preliminary.

(6)         Average volumes of securities borrowed or purchased under agreements to resell and securities loaned or sold under agreements to repurchase are reported net pursuant to FIN 41; the related interest excludes the impact of ASU 2013-01 (Topic 210).

(7)         Interest expense on trading account liabilities of ICG is reported as a reduction of interest revenue.  Interest revenue and interest expense on cash collateral positions are reported in trading account assets and trading account liabilities, respectively.

(8)         Nonperforming loans are included in the average loan balances.

(9)         Excludes hybrid financial instruments with changes recorded in Principal Transactions.

Reclassified to conform to the current period’s presentation.

DEPOSITS (In billions of dollars)

						3Q18 Increase/
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2017	2017	2018	2018	2018	2Q18	3Q17

Global Consumer Banking
North America	$185.1	$182.5	$184.3	$181.7	$181.9	—	(2)%
Latin America	28.3	27.1	29.6	28.4	30.1	6%	6%
Asia (1)	96.6	97.7	100.5	97.8	98.7	1%	2%
Total	$310.0	$307.3	$314.4	$307.9	$310.7	1%	—

ICG
North America	$290.2	$295.9	$294.8	$308.1	$317.5	3%	9%
EMEA	171.7	173.7	188.8	187.1	180.0	(4)%	5%
Latin America	25.8	25.4	26.1	25.9	26.3	2%	2%
Asia	151.9	144.5	156.3	154.5	160.9	4%	6%
Total	$639.6	$639.5	$666.0	$675.6	$684.7	1%	7%

Corporate/Other	$14.4	$13.0	$20.8	$13.2	$9.8	(26)%	(32)%

Total Deposits - EOP	$964.0	$959.8	$1,001.2	$996.7	$1,005.2	1%	4%

Total Deposits - Average	$965.9	$973.3	$981.9	$986.2	$985.7	—	2%

Foreign Currency (FX) Translation Impact:
Total EOP Deposits - as Reported	$964.0	$959.8	$1,001.2	$996.7	$1,005.2	1%	4%
Impact of FX Translation (2)	(10.6)	(12.1)	(20.1)	(2.4)	—
Total EOP Deposits - Ex-FX (2)	$953.4	$947.7	$981.1	$994.3	$1,005.2	1%	5%

(1)         Asia GCB includes deposits of certain EMEA countries for all periods presented.

(2)         Reflects the impact of FX translation into U.S. Dollars at the third quarter of 2018 exchange rates for all periods presented. Citigroup’s results of operations excluding the impact of FX translation are non-GAAP financial measures.

Reclassified to conform to the current period’s presentation.

EOP LOANS (In billions of dollars)

						3Q18 Increase/
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2017	2017	2018	2018	2018	2Q18	3Q17

Global Consumer Banking

North America
Credit Cards	$132.2	$139.7	$131.7	$136.7	$137.8	1%	4%
Retail Banking	55.7	56.0	55.4	55.7	56.3	1%	1%
Total	$187.9	$195.7	$187.1	$192.4	$194.1	1%	3%

Latin America
Credit Cards	$5.6	$5.4	$5.7	$5.4	$5.8	7%	4%
Retail Banking	21.0	19.9	21.2	20.1	21.0	4%	—
Total	$26.6	$25.3	$26.9	$25.5	$26.8	5%	1%

Asia (1)
Credit Cards	$18.8	$19.8	$19.2	$18.8	$18.6	(1)%	(1)%
Retail Banking	67.5	70.0	70.8	69.3	69.5	—	3%
Total	$86.3	$89.8	$90.0	$88.1	$88.1	—	2%

Total GCB Consumer Loans
Credit Cards	$156.6	$164.9	$156.6	$160.9	$162.2	1%	4%
Retail Banking	144.2	145.9	147.4	145.1	146.8	1%	2%
Total GCB	$300.8	$310.8	$304.0	$306.0	$309.0	1%	3%

Corporate/Other - Consumer:

North America
Mortgages	$21.6	$19.9	$18.0	$16.4	$15.2	(7)%	(30)%
Other	1.4	1.3	1.3	1.2	1.2	—	(14)%
Total	$23.0	$21.2	$19.3	$17.6	$16.4	(7)%	(29)%

International	$1.7	$1.6	$1.7	$—	$—	—	(100)%

Corporate/Other - Other Consumer	0.1	0.1	0.1	—	0.1	—	—

Total Corporate/Other - Consumer	$24.8	$22.9	$21.1	$17.6	$16.5	(6)%	(33)%

Total Consumer Loans	$325.6	$333.7	$325.1	$323.6	$325.5	1%	—

Corporate Loans - By Region
North America	$155.7	$159.2	$163.0	$165.4	$167.8	1%	8%
EMEA	72.8	74.4	82.1	82.9	83.8	1%	15%
Latin America	33.7	33.5	33.8	32.3	34.0	5%	1%
Asia	65.4	66.3	69.0	66.9	63.8	(5)%	(2)%
Total Corporate Loans	$327.6	$333.4	$347.9	$347.5	$349.4	1%	7%

Corporate Loans - By Product
Corporate Lending	$123.0	$126.4	$134.6	$130.5	$127.8	(2)%	4%
Private Bank	84.4	87.4	90.1	92.3	94.4	2%	12%
Treasury and Trade Solutions	78.5	79.6	81.9	79.7	79.3	(1)%	1%
Markets and Securities Services	41.7	40.0	41.3	45.0	47.9	6%	15%
Total Corporate Loans	$327.6	$333.4	$347.9	$347.5	$349.4	1%	7%

Total Loans	$653.2	$667.0	$672.9	$671.2	$674.9	1%	3%

Foreign Currency (FX) Translation Impact:
Total EOP Loans - as Reported	$653.2	$667.0	$672.9	$671.2	$674.9	1%	3%
Impact of FX Translation (2)	(6.7)	(7.0)	(11.5)	(0.8)	—
Total EOP Loans - Ex-FX (2)	$646.5	$660.0	$661.4	$670.4	$674.9	1%	4%

(1)         Asia GCB includes loans of certain EMEA countries for all periods presented.

(2)         Reflects the impact of FX translation into U.S. Dollars at the third quarter of 2018 exchange rates for all periods presented. Citigroup’s results of operations excluding the impact of FX translation are non-GAAP financial measures.

Reclassified to conform to the current period’s presentation.

SUPPLEMENTAL DETAIL CONSUMER LOANS 90+ DAYS DELINQUENCY AMOUNTS AND RATIOS BUSINESS VIEW (In millions of dollars, except EOP loan amounts in billions of dollars)

	Loans 90+ Days Past Due (1)					EOP Loans
	3Q	4Q	1Q	2Q	3Q	3Q
	2017	2017	2018	2018	2018	2018

GCB (2)
Total	$2,279	$2,478	$2,379	$2,345	$2,404	$309.0
Ratio	0.76%	0.80%	0.78%	0.77%	0.78%

Retail Bank (2)
Total	$489	$515	$493	$500	$508	$146.8
Ratio	0.34%	0.35%	0.34%	0.35%	0.35%
North America (2)	$167	$199	$184	$179	$188	$56.3
Ratio	0.30%	0.36%	0.34%	0.33%	0.33%
Latin America	$151	$130	$128	$132	$126	$21.0
Ratio	0.72%	0.65%	0.60%	0.66%	0.60%
Asia (3)	$171	$186	$181	$189	$194	$69.5
Ratio	0.25%	0.27%	0.26%	0.27%	0.28%

Cards
Total	$1,790	$1,963	$1,886	$1,845	$1,896	$162.2
Ratio	1.14%	1.19%	1.20%	1.15%	1.17%
North America - Citi-Branded	$668	$768	$731	$712	$707	$88.4
Ratio	0.77%	0.85%	0.85%	0.81%	0.80%
North America - Retail Services	$772	$845	$797	$781	$832	$49.4
Ratio	1.68%	1.72%	1.73%	1.61%	1.68%
Latin America	$159	$151	$160	$160	$169	$5.8
Ratio	2.84%	2.80%	2.81%	2.96%	2.91%
Asia (3)	$191	$199	$198	$192	$188	$18.6
Ratio	1.02%	1.01%	1.03%	1.02%	1.01%

Corporate/Other - Consumer (2)	$605	$557	$478	$415	$401	$16.5
Ratio	2.57%	2.57%	2.38%	2.49%	2.57%
International	$57	$43	$32	$—	$—	$—
Ratio	3.35%	2.69%	1.88%
North America (2)	$548	$514	$446	$415	$401	$16.5
Ratio	2.51%	2.56%	2.42%	2.49%	2.57%

Total Citigroup (2)	$2,884	$3,035	$2,857	$2,760	$2,805	$325.5
Ratio	0.89%	0.91%	0.88%	0.86%	0.87%

(1)         The ratio of 90+ Days Past Due is calculated based on end-of-period loans, net of unearned income.

(2)         The 90+ Days Past Due and related ratios for North America Retail Banking and Corporate/Other North America exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies. See footnote 2 on page 9 and footnote 1 on page 18.

(3)         Asia includes delinquency amounts, ratios and loans of certain EMEA countries for all periods presented.

Reclassified to conform to the current period’s presentation.

SUPPLEMENTAL DETAIL CONSUMER LOANS 30-89 DAYS DELINQUENCY AMOUNTS AND RATIOS BUSINESS VIEW (In millions of dollars, except EOP loan amounts in billions of dollars)

	Loans 30-89 Days Past Due (1)					EOP Loans
	3Q	4Q	1Q	2Q	3Q	3Q
	2017	2017	2018	2018	2018	2018

GCB (2)
Total	$2,763	$2,762	$2,710	$2,558	$2,890	$309.0
Ratio	0.92%	0.89%	0.89%	0.84%	0.94%

Retail Bank (2)
Total	$805	$822	$830	$754	$857	$146.8
Ratio	0.56%	0.57%	0.57%	0.52%	0.58%
North America (2)	$270	$306	$227	$252	$320	$56.3
Ratio	0.49%	0.55%	0.41%	0.46%	0.57%
Latin America	$244	$195	$248	$183	$235	$21.0
Ratio	1.16%	0.98%	1.17%	0.91%	1.12%
Asia (3)	$291	$321	$355	$319	$302	$69.5
Ratio	0.43%	0.46%	0.50%	0.46%	0.43%

Cards
Total	$1,958	$1,940	$1,880	$1,804	$2,033	$162.2
Ratio	1.25%	1.18%	1.20%	1.12%	1.25%
North America - Citi-Branded	$705	$698	$669	$627	$722	$88.4
Ratio	0.82%	0.77%	0.78%	0.71%	0.82%
North America - Retail Services	$836	$830	$791	$761	$890	$49.4
Ratio	1.82%	1.69%	1.72%	1.57%	1.80%
Latin America	$163	$153	$160	$156	$170	$5.8
Ratio	2.91%	2.83%	2.81%	2.89%	2.93%
Asia (3)	$254	$259	$260	$260	$251	$18.6
Ratio	1.35%	1.31%	1.35%	1.38%	1.35%

Corporate/Other - Consumer (2)	$643	$542	$393	$355	$422	$16.5
Ratio	2.74%	2.50%	1.96%	2.13%	2.71%
International	$47	$40	$44	$—	$—	$—
Ratio	2.76%	2.50%	2.59%
North America (2)	$596	$502	$349	$355	$422	$16.5
Ratio	2.73%	2.50%	1.90%	2.13%	2.71%

Total Citigroup (2)	$3,406	$3,304	$3,103	$2,913	$3,312	$325.5
Ratio	1.05%	1.00%	0.96%	0.90%	1.02%

(1)                   The ratio of 30-89 Days Past Due is calculated based on end-of-period loans, net of unearned income.

(2)                   The 30-89 Days Past Due and related ratios for North America Retail Banking and Corporate/Other North America exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies. See footnote 2 on page 9 and footnote 1 on page 18.

(3)                   Asia includes delinquency amounts, ratios and loans of certain EMEA countries for all periods presented.

Reclassified to conform to the current period’s presentation.

ALLOWANCE FOR CREDIT LOSSES - PAGE 1 (In millions of dollars)

						3Q18 Increase/		Nine	Nine	YTD 2018 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2017 Increase/
	2017	2017	2018	2018	2018	2Q18	3Q17	2017	2018	(Decrease)

Total Citigroup
Allowance for Loan Losses at Beginning of Period (1)	$12,025	$12,366	$12,355	$12,354	$12,126			$12,060	$12,355

Gross Credit (Losses)	(2,120)	(2,279)	(2,296)	(2,109)	(2,094)	1%	1%	(6,394)	(6,499)	(2)%
Gross Recoveries	343	399	429	405	338	(17)%	(1)%	1,198	1,172	(2)%
Net Credit (Losses) / Recoveries (NCLs)	(1,777)	(1,880)	(1,867)	(1,704)	(1,756)	3%	(1)%	(5,196)	(5,327)	3%
NCLs	1,777	1,880	1,867	1,704	1,756	3%	(1)%	5,196	5,327	3%
Net Reserve Builds / (Releases)	419	78	102	31	169	NM	(60)%	466	302	(35)%
Net Specific Reserve Builds / (Releases)	(50)	58	(166)	60	(19)	NM	62%	(175)	(125)	29%
Provision for Loan Losses	2,146	2,016	1,803	1,795	1,906	6%	(11)%	5,487	5,504	—
Other (2) (3) (4) (5) (6) (7)	(28)	(147)	63	(319)	60	NM	NM	15	(196)
Allowance for Loan Losses at End of Period (1) (a)	$12,366	$12,355	$12,354	$12,126	$12,336			$12,366	$12,336

Allowance for Unfunded Lending Commitments (8) (a)	$1,232	$1,258	$1,290	$1,278	$1,321			$1,232	$1,321

Provision for Unfunded Lending Commitments	$(175)	$29	$28	$(4)	$42			$(190)	$66

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$13,598	$13,613	$13,644	$13,404	$13,657			$13,598	$13,657

Total Allowance for Loan Losses as a Percentage of Total Loans (9) (10)	1.91%	1.87%	1.85%	1.81%	1.84%

Consumer:
Allowance for Loan Losses at Beginning of Period (1)	$9,515	$9,892	$9,869	$10,039	$9,796			$9,358	$9,869

Net Credit Losses (NCLs)	(1,734)	(1,658)	(1,771)	(1,706)	(1,726)	1%	—	(5,039)	(5,203)	3%
NCLs	1,734	1,658	1,771	1,706	1,726	1%	—	5,039	5,203	3%
Net Reserve Builds / (Releases)	479	115	121	61	135	NM	(72)%	696	317	(54)%
Net Specific Reserve Builds / (Releases)	(71)	12	(11)	(3)	8	NM	NM	(157)	(6)	96%
Provision for Loan Losses	2,142	1,785	1,881	1,764	1,869	6%	(13)%	5,578	5,514	(1)%
Other (2) (3) (4) (5) (6) (7)	(31)	(150)	60	(301)	58	NM	NM	(5)	(183)	NM
Allowance for Loan Losses at End of Period (1) (b)	$9,892	$9,869	$10,039	$9,796	$9,997			$9,892	$9,997

Consumer Allowance for Unfunded Lending Commitments (8) (b)	$35	$33	$32	$34	$40			$35	$40

Provision for Unfunded Lending Commitments	$(5)	$(2)	$(1)	$3	$6			$—	$8

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (b)]	$9,927	$9,902	$10,071	$9,830	$10,037			$9,927	$10,037

Consumer Allowance for Loan Losses as a Percentage of Total Consumer Loans (9)	3.04%	2.96%	3.09%	3.03%	3.07%

Corporate
Allowance for Loan Losses at Beginning of Period (1)	$2,510	$2,474	$2,486	$2,315	$2,330			$2,702	$2,486

Net Credit (Losses) / Recoveries (NCL’s)	(43)	(222)	(96)	2	(30)	NM	(30)%	(157)	(124)	(21)%
NCLs	43	222	96	(2)	30	NM	(30)%	157	124	(21)%
Net Reserve Builds / (Releases)	(60)	(37)	(19)	(30)	34	NM	NM	(230)	(15)	93%
Net Specific Reserve Builds / (Releases)	21	46	(155)	63	(27)	NM	NM	(18)	(119)	NM
Provision for Loan Losses	4	231	(78)	31	37	19%	NM	(91)	(10)	89%
Other (2)	3	3	3	(18)	2			20	(13)
Allowance for Loan Losses at End of Period (1) (c)	$2,474	$2,486	$2,315	$2,330	$2,339			$2,474	$2,339

Corporate Allowance for Unfunded Lending Commitments (8) (c)	$1,197	$1,225	$1,258	$1,244	$1,281			$1,197	$1,281

Provision for Unfunded Lending Commitments	$(170)	$31	$29	$(7)	$36			$(190)	$58

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (c)]	$3,671	$3,711	$3,573	$3,574	$3,620			$3,671	$3,620

Corporate Allowance for Loan Losses as a Percentage of Total Corporate Loans (10)	0.77%	0.76%	0.67%	0.68%	0.68%

Footnotes to these tables are on the following page (page 25).

ALLOWANCE FOR CREDIT LOSSES - PAGE 2

The following footnotes relate to the tables on the prior page (page 24).

(1)                                 Allowance for credit losses represents management’s estimate of probable losses inherent in the portfolio.  Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(2)                                 Includes all adjustments to the allowance for credit losses, such as changes in the allowance from acquisitions, dispositions, securitizations, foreign currency translation (FX translation), purchase accounting adjustments, etc.

(3)                                 The third quarter of 2017 includes a reduction of approximately $34 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $28 million related to the transfers of a real estate loan portfolio to HFS. Additionally, the third quarter includes an increase of approximately $7 million related to FX translation.

(4)                                 The fourth quarter of 2017 includes a reduction of approximately $47 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $22 million related to the transfers of a real estate loan portfolio to HFS. Additionally, the fourth quarter includes a decrease of approximately $106 million related to FX translation.

(5)                                 The first quarter of 2018 includes a reduction of approximately $55 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $53 million related to the transfers of a real estate loan portfolio to HFS. Additionally, the first quarter includes an increase of approximately $118 million related to FX translation.

(6)                                 The second quarter of 2018 includes a reduction of approximately $137 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $33 million related to the transfers of a real estate loan portfolio to HFS. Additionally, the second quarter includes a decrease of approximately $164 million related to FX translation.

(7)                                 The third quarter of 2018 includes a reduction of approximately $5 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $2 million related to the transfers of a real estate loan portfolio to HFS. Additionally, the third quarter includes an increase of approximately $62 million related to FX translation.

(8)                                 Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

(9)                                 September 30, 2017, December 31, 2017,  March 31, 2018, June 30, 2018 and September 30, 2018 exclude $27 million, $25 million, $23 million, $22 million and $21 million, respectively, of consumer loans which are carried at fair value.

(10)                          September 30, 2017, December 31, 2017,  March 31, 2018, June 30, 2018 and September 30, 2018 exclude $4.3 billion, $4.9 billion, $4.5 billion, $3.0 billion and $4.2 billion, respectively, of corporate loans which are carried at fair value.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

COMPONENTS OF PROVISION FOR LOAN LOSSES (In millions of dollars)

						3Q18 Increase/		Nine	Nine	YTD 2018 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2017 Increase/
	2017	2017	2018	2018	2018	2Q18	3Q17	2017	2018	(Decrease)

Global Consumer Banking
Net Credit Losses	$1,704	$1,640	$1,736	$1,726	$1,714	(1)%	1%	$4,922	$5,176	5%
Credit Reserve Build / (Release)	486	177	144	154	186	21%	(62)%	788	484	(39)%
North America
Net Credit Losses	1,239	1,186	1,296	1,278	1,242	(3)%	—	3,610	3,816	6%
Credit Reserve Build / (Release)	463	153	123	115	116	1%	(75)%	716	354	(51)%
Retail Banking
Net Credit Losses	88	30	43	32	32	—	(64)%	164	107	(35)%
Credit Reserve Build / (Release)	(47)	3	(20)	(6)	1	NM	NM	(47)	(25)	47%
Citi-Branded Cards
Net Credit Losses	611	592	651	657	644	(2)%	5%	1,855	1,952	5%
Credit Reserve Build / (Release)	192	87	75	51	59	16%	(69)%	310	185	(40)%
Citi Retail Services
Net Credit Losses	540	564	602	589	566	(4)%	5%	1,591	1,757	10%
Credit Reserve Build / (Release)	318	63	68	70	56	(20)%	(82)%	453	194	(57)%
Latin America
Net Credit Losses	295	292	278	278	307	10%	4%	825	863	5%
Credit Reserve Build / (Release)	44	19	42	33	31	(6)%	(30)%	106	106	—
Retail Banking
Net Credit Losses	143	153	132	138	153	11%	7%	431	423	(2)%
Credit Reserve Build / (Release)	13	(5)	10	9	9	—	(31)%	54	28	(48)%
Citi-Branded Cards
Net Credit Losses	152	139	146	140	154	10%	1%	394	440	12%
Credit Reserve Build / (Release)	31	24	32	24	22	(8)%	(29)%	52	78	50%
Asia (1)
Net Credit Losses	170	162	162	170	165	(3)%	(3)%	487	497	2%
Credit Reserve Build / (Release)	(21)	5	(21)	6	39	NM	NM	(34)	24	NM
Retail Banking
Net Credit Losses	69	60	57	58	58	—	(16)%	185	173	(6)%
Credit Reserve Build / (Release)	(23)	6	(13)	5	13	NM	NM	(38)	5	NM
Citi-Branded Cards
Net Credit Losses	101	102	105	112	107	(4)%	6%	302	324	7%
Credit Reserve Build / (Release)	2	(1)	(8)	1	26	NM	NM	4	19	NM

Institutional Clients Group (ICG)
Net Credit Losses	44	225	105	(1)	23	NM	(48)%	140	127	(9)%
Credit Reserve Build / (Release)	(38)	8	(175)	32	7	(78)%	NM	(229)	(136)	41%

Corporate / Other
Net Credit Losses	29	15	26	(21)	19	NM	(34)%	134	24	(82)%
Credit Reserve Build / (Release)	(79)	(49)	(33)	(95)	(43)	55%	46%	(268)	(171)	36%

Total Provision for Loan Losses	$2,146	$2,016	$1,803	$1,795	$1,906	6%	(11)%	$5,487	$5,504	—

(1)   Asia GCB includes NCLs and credit reserve builds (releases) for certain EMEA countries for all periods presented.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS (In millions of dollars)

						3Q18 Increase/
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2017	2017	2018	2018	2018	2Q18	3Q17
Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region
North America	$915	$784	$817	$784	$679	(13)%	(26)%
EMEA	681	849	561	391	362	(7)%	(47)%
Latin America	312	280	263	204	266	30%	(15)%
Asia	146	29	27	244	233	(5)%	60%
Total	$2,054	$1,942	$1,668	$1,623	$1,540	(5)%	(25)%

Consumer Non-Accrual Loans By Region (2)
North America	$1,721	$1,650	$1,500	$1,373	$1,323	(4)%	(23)%
Latin America	791	756	791	726	764	5%	(3)%
Asia (3)	271	284	284	284	287	1%	6%
Total	$2,783	$2,690	$2,575	$2,383	$2,374	—	(15)%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

Institutional Clients Group	$44	$37	$19	$23	$33	43%	(25)%
Global Consumer Banking	34	26	28	23	20	(13)%	(41)%
Corporate/Other	65	81	67	55	56	2%	(14)%
TOTAL OTHER REAL ESTATE OWNED (OREO) (4)	$143	$144	$114	$101	$109	8%	(24)%

OREO By Region:
North America	$97	$89	$70	$66	$76	15%	(22)%
EMEA	1	2	—	1	1	—	—
Latin America	30	35	29	24	25	4%	(17)%
Asia	15	18	15	10	7	(30)%	(53)%
Total	$143	$144	$114	$101	$109	8%	(24)%

Non-Accrual Assets (NAA) (5)
Corporate Non-Accrual Loans	$2,054	$1,942	$1,668	$1,623	$1,540	(5)%	(25)%
Consumer Non-Accrual Loans	2,783	2,690	2,575	2,383	2,374	—	(15)%
Non-Accrual Loans (NAL)	4,837	4,632	4,243	4,006	3,914	(2)%	(19)%
OREO	143	144	114	101	109	8%	(24)%
Non-Accrual Assets (NAA)	$4,980	$4,776	$4,357	$4,107	$4,023	(2)%	(19)%

NAL as a % of Total Loans	0.74%	0.69%	0.63%	0.60%	0.58%
NAA as a % of Total Assets	0.26%	0.26%	0.23%	0.21%	0.21%

Allowance for Loan Losses as a % of NAL	256%	267%	291%	303%	315%

(1)              Corporate loans are placed on non-accrual status based upon a review by Citigroup’s risk officers.  Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans: Consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due; residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency.  As such, the non-accrual loan disclosures do not include credit card loans.

(2)              Excludes SOP 03-3 purchased distressed loans.

(3)              Asia GCB includes balances for certain EMEA countries for all periods presented.

(4)              Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral.  Also includes former premises and property for use that is no longer contemplated.

(5)              There is no industry-wide definition of non-accrual assets.  As such, analysis against the industry is not always comparable.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITIGROUP

CET1 CAPITAL AND SUPPLEMENTARY LEVERAGE RATIOS, TANGIBLE COMMON EQUITY, BOOK VALUE PER SHARE AND TANGIBLE BOOK VALUE PER SHARE

(In millions of dollars or shares, except per share amounts and ratios)

	September 30,	December 31,	March 31,	June 30,	September 30,
	2017	2017(2)	2018	2018	2018(3)
Common Equity Tier 1 Capital Ratio and Components(1)

Citigroup Common Stockholders’ Equity(4)	$208,565	$181,671	$182,943	$181,243	$178,153
Add: Qualifying noncontrolling interests	144	153	140	145	148
Regulatory Capital Adjustments and Deductions:
Less:
Accumulated net unrealized losses on cash flow hedges, net of tax(5)	(437)	(698)	(920)	(1,021)	(1,095)
Cumulative unrealized net gain (loss) related to changes in fair value of financial liabilities attributable to own creditworthiness, net of tax(6)	(416)	(721)	(498)	(162)	(503)
Intangible Assets:
Goodwill, net of related deferred tax liabilities (DTLs)(7)	21,532	22,052	22,482	21,809	21,891
Identifiable intangible assets other than mortgage servicing rights (MSRs), net of related DTLs	4,410	4,401	4,209	4,461	4,304
Defined benefit pension plan net assets	720	896	871	882	931
Deferred tax assets (DTAs) arising from net operating loss, foreign tax credit and general business credit carry-forwards	20,068	13,072	12,811	12,551	12,345
Excess over 10% / 15% limitations for other DTAs, certain common stock investments and MSRs(8)	9,298	—	—	—	—
Common Equity Tier 1 Capital (CET1)	$153,534	$142,822	$144,128	$142,868	$140,428
Risk-Weighted Assets (RWA)	$1,182,918	$1,155,099	$1,195,981	$1,176,863	$1,194,204
Common Equity Tier 1 Capital Ratio (CET1/RWA)	12.98%	12.36%	12.05%	12.14%	11.8%

Supplementary Leverage Ratio and Components

Common Equity Tier 1 Capital (CET1)	$153,534	$142,822	$144,128	$142,868	$140,428
Additional Tier 1 Capital (AT1)(9)	19,315	19,555	19,362	19,134	19,155
Total Tier 1 Capital (T1C) (CET1 + AT1)	$172,849	$162,377	$163,490	$162,002	$159,583
Total Leverage Exposure (TLE)	$2,430,582	$2,432,491	$2,436,817	$2,453,497	$2,459,896
Supplementary Leverage Ratio (T1C/TLE)	7.11%	6.68%	6.71%	6.60%	6.5%

Tangible Common Equity, Book Value Per Share and Tangible Book Value Per Share

Common Stockholders’ Equity	$208,381	$181,487	$182,759	$181,059	$177,969
Less:
Goodwill	22,345	22,256	22,659	22,058	22,187
Intangible assets (other than MSRs)	4,732	4,588	4,450	4,729	4,598
Goodwill and identifiable intangible assets (other than MSRs) related to assets HFS	48	32	48	32	—
Tangible Common Equity (TCE)	$181,256	$154,611	$155,602	$154,240	$151,184
Common Shares Outstanding (CSO)	2,644.0	2,569.9	2,549.9	2,516.6	2,442.1
Book Value Per Share (Common Equity/CSO)	$78.81	$70.62	$71.67	$71.95	$72.88
Tangible Book Value Per Share (TCE/CSO)	$68.55	$60.16	$61.02	$61.29	$61.91

(1)              See footnote 2 on page 1.

(2)              See footnote 1 on page 1.

(3)              Preliminary.

(4)              Excludes issuance costs related to outstanding preferred stock in accordance with Federal Reserve Board regulatory reporting requirements.

(5)              Common Equity Tier 1 Capital is adjusted for accumulated net unrealized gains (losses) on cash flow hedges included in accumulated other comprehensive income that relate to the hedging of items not recognized at fair value on the balance sheet.

(6)              The cumulative impact of changes in Citigroup’s own creditworthiness in valuing liabilities for which the fair value option has been elected, and own-credit valuation adjustments on derivatives, are excluded from Common Equity Tier 1 Capital, in accordance with the U.S. Basel III rules.

(7)              Includes goodwill “embedded” in the valuation of significant common stock investments in unconsolidated financial institutions.

(8)              Assets subject to 10%/15% limitations include MSRs, DTAs arising from temporary differences and significant common stock investments in unconsolidated financial institutions. As of September 30, 2017, the deduction related only to DTAs arising from temporary differences that exceeded the 10% limitation.

(9)              Additional Tier 1 Capital primarily includes qualifying noncumulative perpetual preferred stock and qualifying trust preferred securities.

Reclassified to conform to the current period’s presentation.